PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED JULY 3, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AMERISERV FINANCIAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED JULY 3, 2024
NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS AND PROXY STATEMENT
AMERISERV FINANCIAL, INC.
P.O. BOX 430
JOHNSTOWN, PENNSYLVANIA 15907-0430
To Be Held August 20, 2024. Mailed to Security Holders on or about July [•], 2024.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED JULY 3, 2024
AmeriServ Financial, Inc.
P. O. Box 430
Johnstown, Pennsylvania 15907-0430
NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS
To Our Shareholders:
NOTICE IS HEREBY GIVEN THAT the 2024 Annual Meeting of Shareholders and any adjournments or postponements thereto (the “Annual Meeting”) of AmeriServ Financial, Inc. (the “Company”) is scheduled to be held virtually on August 20, 2024 at 1:30 p.m., Eastern Time, at [•].
At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:
1.
the election of three Class II director nominees of the Company’s board of directors (the “Board”), each to serve until the 2027 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been duly elected and qualified (Matter No. 1);

2.
the approval and adoption of an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate the ability to exercise cumulative voting in director elections (the “Articles Amendment”) (Matter No. 2);

3.
an advisory vote to approve the compensation of the named executive officers of the Company (Matter No. 3);

4.
the ratification of the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Matter No. 4); and

5.
such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of 2024 Annual Meeting of Shareholders. The Board recommends a vote “FOR” each of the three director candidates named in the accompanying proxy statement and a vote “FOR” each of Matters Nos. 2, 3, and 4 on the enclosed proxy card. The proxy statement and proxy card are first being made available to shareholders on or about July [•], 2024.
Only shareholders of record of the Company at the close of business on July 18, 2024 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this Notice of 2024 Annual Meeting of Shareholders may be taken without further notice to shareholders, unless required by law or the Company’s Amended and Restated Bylaws (the “Bylaws”).
Your vote is very important.   All shareholders as of the Record Date are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you can submit your proxy by accessing the Internet site described on the proxy card or voting instruction form provided to you or completing, signing, and dating the proxy card or voting instruction form and returning it to the Company in the enclosed envelope, which requires no postage if mailed in the United States. You can complete and submit the enclosed proxy card or voting instruction form even if your shares were sold after the Record Date. The proxy is revocable and will not affect your right to vote if you attend the Annual Meeting virtually.
If your shares of common stock are held in a brokerage account or by a bank or other nominee (i.e., your shares are held in “street name”), then you will receive voting instructions from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker, bank, or other nominee to vote your shares on the proxy card.

This notice, the accompanying proxy statement and form of proxy are sent to you by order of the Board.
Sharon M. Callihan
Corporate Secretary
Johnstown, Pennsylvania
July [•], 2024

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDERS MEETING
TO BE HELD VIRTUALLY ON
August 20, 2024.
This Notice of 2024 Annual Meeting and proxy statement, proxy card and
2023 annual report to shareholders are available at: [•]. Information on this website, other than the proxy statement, is not part of the proxy statement.
Please complete, sign, date and return the enclosed proxy card in the envelope provided or grant a proxy and give voting instructions over the Internet, so that you may be represented at the Annual Meeting. Instructions are on your proxy card or on the voting instruction form provided by your broker, bank, or other nominee.
*******************
The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement, including the Appendices, carefully and in their entirety.
If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.MorrowSodali.com
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to Be Held Virtually on August 20, 2024:
Our proxy statement on Schedule 14A, proxy card, and 2023 Annual Report on Form 10-K are available at: [•].

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED JULY 3, 2024
AMERISERV FINANCIAL, INC.
P.O. Box 430
Johnstown, Pennsylvania 15907-0430
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 20, 2024
GENERAL
Introduction
This proxy statement is being furnished to shareholders of AmeriServ Financial, Inc., referred to in this document as “we,” “our,” “us,” “ASRV” or the “Company,” in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company to be voted at the 2024 Annual Meeting of Shareholders or any adjournments or postponements thereto (the “Annual Meeting”) scheduled to be held virtually at 1:30 p.m., Eastern Time, on August 20, 2024 at [•]. Shareholders as of record at the close of business on July 18, 2024 (the “Record Date”), are entitled to vote at the Annual Meeting.
AmeriServ Financial, Inc. is the holding company for AmeriServ Financial Bank, which does business under the name AmeriServ Financial and may be referred to as the “Bank” throughout this document, and AmeriServ Trust and Financial Services Company, which may be referred to as the “Trust Company” throughout this document.
At the Annual Meeting, you will be asked to consider and vote upon the following matters:
1.
The election of three Class II directors to the Board, each to serve until the 2027 annual meeting of shareholders or until their respective successor is elected and qualified;

2.
The approval and adoption of an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to eliminate the ability to exercise cumulative voting in director elections (the “Articles Amendment”);

3.
The approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement; and

4.
The ratification of the appointment of S.R. Snodgrass P.C. (“Snodgrass”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

Shareholders may also consider any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Information regarding the election of directors and other proposals is included in this proxy statement. Shareholders should carefully read this proxy statement. The first date on which this proxy statement and the enclosed proxy card are being sent to the shareholders of the Company is on or about July [•], 2024.
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND PROVIDE US WITH YOUR PROXY CARD OR VOTING INSTRUCTION FORM AS SOON AS POSSIBLE.
Cautionary Statements Regarding Forward-Looking Information
Any statements included in this proxy statement that pertain to future financial and business matters are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The Company uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” “plans,” “targets,” and similar expressions to identify forward-looking statements. Any such statements are based on the Company’s current expectations and are subject to numerous risks, uncertainties, and other unpredictable or uncontrollable factors that could cause future results to differ materially from those expressed in the forward-looking statements. The risks, uncertainties, and other unpredictable or uncontrollable factors are described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including under the heading “Forward Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its subsequent filings with the SEC, which are available on the SEC’s website at www.sec.gov. In light of these risks, uncertainties, and other factors, the forward-looking matters discussed in this proxy statement may not occur and readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements speak only as of the date of this proxy statement and the Company undertakes no obligation, and does not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this proxy statement, except as may be required by law.
Websites
Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

CORPORATE GOVERNANCE UPDATE
The Board and Management are dedicated to effective corporate governance. In an effort to comply with a framework of duties and requirements established by Pennsylvania statute, government regulations and court decisions, the Board and Management periodically review and assess the Company’s Bylaws and Articles of Incorporation (collectively, the “Organizational Documents”).
At the 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”), the Board submitted a proposal to amend the Articles of Incorporation to eliminate cumulative voting in the election of directors to modernize the election of directors and bring this in line with the overall market.
While this amendment was not approved at the 2023 Annual Meeting, based upon feedback received from proxy advisory firms, the Board and Management are submitting a proposal to amend the Articles of Incorporation to eliminate cumulative voting in the election of directors at the Annual Meeting for consideration and approval by shareholders, together with conditional amendments to the Company’s Bylaws, to be approved by the Board if Matter No. 2 is adopted, providing for (i) a majority voting standard for uncontested director elections and resignation provisions and (ii) proxy access for shareholders.
The Board and Management believe that both of these contemplated amendments increase shareholders’ ability to have an impact on the Company’s governance and ensure the Board is well equipped to continue to efficiently and effectively govern the Company for the benefit of all shareholders.
In addition, the Board believes that eliminating the ability to exercise cumulative voting will create a more level playing field for the participation of shareholders in the Company’s governance, where the will and the votes of the majority of shareholders can prevail over the special interests of minority owners. Cumulative voting allows shareholders to cast all of their votes for a single director nominee. With the Board remaining classified, if three directors were up for election at a shareholder meeting, a shareholder group owning approximately 25% of our Common Stock could elect a director candidate regardless of the wishes of holders of the other 75% of Common Stock. The changes sought by Matter No. 2 are therefore, in the opinion of the Board, consistent with the Company’s commitment to shareholder democracy. We describe Matter No. 2 and the Board’s reasons for supporting the Amendment Proposal below under “Matter No. 2: Amend the Articles of Incorporation to Eliminate The Ability to Exercise Cumulative Voting in Director Elections.”
On June 13, 2024, we entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Driver Opportunity Partners I LP (“Driver Partners”) and a Cooperation and Settlement Agreement (the “Settlement Agreement”) with Driver Partners and certain of its affiliates (collectively, “Driver”).
Pursuant to the Purchase Agreement, we repurchased from Driver Partners 628,003 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a per share purchase price of $2.38 per share (the average closing sale prices, as reported on the Nasdaq Global Market, for the Common Stock for the five trading days ending on the day immediately preceding the Effective Date) or $1,494,647 in the aggregate.
Pursuant to the Settlement Agreement: (i) Driver Partners agreed to withdraw its notice of intent to nominate three director candidates for election at the Annual Meeting and present other shareholder proposals, submitted on January 31, 2024, and to cease all solicitation of proxies and other activities in connection with the 2024 Annual Meeting; (ii) each of the Driver Parties (as defined in the Settlement Agreement) and the Company agreed, on behalf of themselves and their Representatives (as defined in the Settlement Agreement), to mutual non-disparagement covenants; (iii) Driver Partners agreed to voluntarily dismiss with prejudice (a) an appeal with the United States Court of Appeals for the Third Circuit styled Driver Opportunity Partners I, LP v. J. Michael Adams, et. al, No. 24-1050, (b) its lawsuit filed in the United States District Court for the Western District of Pennsylvania (the “District Court”) styled Driver Opportunity Partners I, LP v. J. Michael Adams, et. al, No. 3:24-cv-00080, and (c) its lawsuit filed in District Court styled Driver Opportunity Partners I, LP v. AmeriServ Financial, Inc., No. 3:22-cv-237 (the “Books and Records Litigation”); (iv) the Company agreed to voluntarily dismiss with prejudice a counterclaim and a third-party complaint in the Books and Records Litigation; (v) Driver agreed that they shall not, and shall not permit any of their Representatives to, alone or in concert with others, knowingly encourage or pursue, or knowingly assist any third party to threaten, initiate or pursue any legal proceeding against the Company or any of its Representatives at any time in the future, subject to certain specified exceptions; (vi) the Company agreed that it shall not, and shall not permit any of its Representatives to, alone or in concert with others, knowingly encourage or pursue, or knowingly assist any third party to threaten, initiate or pursue any legal proceeding against Driver or any of their Representatives, subject to certain specified exceptions; (vii) each of Driver and the Company, on behalf of themselves and certain Affiliates (as defined in the Settlement Agreement), granted the other a general release; (viii) Driver agreed to certain customary standstill provisions prohibiting it from, among other things, in perpetuity, (a) soliciting proxies, (b) acquiring the Company’s securities, (c) taking actions to change or influence the Company’s Board of Directors, management or the Company’s shareholders, and (d) exercising certain shareholder rights; and (ix) the Company agreed to pay Driver, in settlement of the litigation instituted by Driver Partners and in exchange for the general release by Driver, an amount equal to $1,762,659 (the “Settlement Amount”), which is to be paid within three business days following the date on which the filing by Driver of the dismissals of the litigation instituted by Driver Partners. Approximately 68% of the Settlement Amount was covered by directors & officers liability insurance policies held by the Company. Driver filed dismissals of the litigation instituted by Driver Partners on June 17, 2024.
Each of the Company and Driver has the right to terminate the Settlement Agreement if the other party materially breaches the Settlement Agreement and such breach is not cured within 15 days after notice thereof or, if such breach is not curable within 15 days, the breaching party has not taken any substantive action to cure within such 15 calendar day period.
On April 18, 2024, AmeriServ Financial, Inc. (the “Company”) entered into a Cooperation Agreement (the “SB Value Agreement”) with SB Value Partners, L.P. (“SB Value”). Under the SB Value Agreement, the Company, including members of senior management and other designated members of the Company’s Board of Directors (the “Board”), and SB Value will regularly consult on financial performance metrics (including, without limitation, EPS growth, efficiency ratio improvement, and deposit and loan growth), business development, and similar matters. In addition, during the term of the SB Value Agreement, the Company and SB Value will actively engage in substantive collaborative discussions designed to promote performance improvement and optimal Company performance in light of the Company’s strategic objectives, subject in all events to input from and approval by the Board.
During the term of the SB Value Agreement, SB Value has agreed to vote all shares of Common Stock then beneficially owned by it at each annual or special meeting of shareholders of the Company, including the Annual Meeting, in accordance with the recommendations of the Board, except SB Value may vote in its sole discretion on any proposal relating to an Extraordinary Transaction (as defined in the SB Value Agreement). Additionally, during the term of the SB Value Agreement, SB Value, when requested by the Company, has agreed to publicly (and in any engagement with shareholders and proxy advisory firms) and privately support, to the fullest extent practicable (and in accordance with all applicable laws, rules, and regulations), in favor of the Company, the Company’s director nominations, proposals and/or announcements made by the Company, and any other matters, including, without limitation, the Company’s response to any campaigns that may be waged by any person against or in opposition to the Company or the Board’s recommendations and decisions.
SB Value has also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) making certain announcements regarding transactions involving the Company, (ii) soliciting proxies, (iii) advising or knowingly encouraging any person with respect to the voting or disposition of securities of the Company other than in a manner consistent with the Board’s recommendation or in connection with an Extraordinary Transaction, (iv) other than in an open market sale transaction in which the identity of the purchaser is not known, selling securities of the Company to any third party with a known history of activism or known plans to engage in activism, (v) taking actions to change or influence the Board, Company management, or the direction of certain matters relating to the Company, and (vi) owning more than 9.9% of the then outstanding shares of Common Stock, except with the prior written consent of the Company (subject to any required regulatory approvals).
The SB Value Agreement will remain in effect until the date that immediately follows the closing of the period for submission of shareholder nominations for the Company’s 2025 annual meeting of shareholders. Either party may terminate the SB Value Agreement in the event of an uncured material breach of the SB Value Agreement by the other Party. The term of the SB Value Agreement may be extended at any time by mutual written agreement of the parties.
The Company has also agreed to reimburse SB Value for its documented legal or other expenses, which were less than $20,000 in the aggregate.

INFORMATION ABOUT THE ANNUAL MEETING
Why did I receive these materials?
You are receiving these materials because, as a shareholder, the Company is soliciting your vote on matters to be considered at the upcoming Annual Meeting. The notice, this proxy statement, and the accompanying proxy card were first sent or given to shareholders on or about July [•], 2024. Please read this proxy statement and vote your shares by mailing the attached proxy card, voting online at www.proxyvote.com, by telephone at 1-[•], or on the Meeting Website during the Annual Meeting. The Board has appointed Michael D. Lynch and David A. Finui, or either of them (the “Proxy Holders”) with power of substitution, to vote all properly-executed proxies received from shareholders entitled to vote at the Annual Meeting or at any adjournment, continuation, or postponement of the Annual Meeting.
When and where is the Annual Meeting?
The Annual Meeting will be held on August 20, 2024, at 1:30 p.m., Eastern Time, via live audio cast at [•] (the “Meeting Website”). There will not be a physical location for the Annual Meeting, and you will not be able to attend the meeting in person. To virtually attend the Annual Meeting, visit the Meeting Website and enter the shareholder control number found on your proxy card or voting instruction form, as applicable.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, you should call the technical support number that will be posted on the login page of the Meeting Website.
Who is soliciting this proxy?
Solicitation of proxies is made on behalf of the Board. The cost of soliciting proxies, including preparing, assembling and mailing the proxy statement, form of proxy card and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by us, except for some costs associated with individual shareholders’ use of the Internet or telephone, and postage. In addition to the solicitation by electronic communications and/or by mail, directors, officers, regular employees and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. We may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy materials to principals and beneficial owners. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and certain executive officers and other employees of the Company.
Who is entitled to vote?
Shareholders of record as of the close of business on the Record Date (July 18, 2024) may vote at the Annual Meeting. At the close of business on the Record Date, there were [•] shares of the Common Stock issued and outstanding and eligible to vote at the Annual Meeting.
What is the difference between a registered shareholder and a beneficial owner?
If your shares are registered in your name in the records of our transfer agent, Computershare Limited (“Computershare”), you are a “registered shareholder,” also sometimes called a shareholder of record. If you are a registered shareholder, we sent the notice directly to you.
If your shares are held in the name of your broker or bank, your shares are held in “street name” and you are considered the “beneficial owner.” The notice should have been forwarded to you by your broker, bank, or other holder of record, who is considered the shareholder of record for those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record how to vote your shares by following the voting instructions included in the mailing.
How do I vote?
If you are a registered shareholder, meaning you hold your shares in your own name as a holder of record, you may vote by attending the Annual Meeting on the Meeting Website, or you can vote by proxy and instruct the

Proxy Holders named in the enclosed proxy card how to vote your shares. If you are the record holder of your stock, you can vote by proxy in three ways:
1.
By telephone at 1-[•];

2.
Via internet at www.proxyvote.com; or

3.
By mail by completing and signing the enclosed proxy card and returning it promptly in the enclosed envelope (requiring no postage if mailed in the United States). Please make certain you mark, sign, and date your proxy card as instructed on the proxy card prior to mailing.

All valid proxies received and not revoked prior to the Annual Meeting will be voted in accordance with your instructions. If you are a beneficial owner, meaning your shares are held by a brokerage firm, bank, or other nominee (i.e., in “street name”), you should receive directions from your bank or broker that you must follow in order to have your shares voted.
Who may virtually attend the Annual Meeting and what else is required for admittance?
Only shareholders of the Common Stock on the Record Date may attend the Annual Meeting. To be admitted to the Meeting Website, you must enter the shareholder control number found on your proxy card or voting instruction form, as applicable. You may vote your shares and ask questions during the Annual Meeting by following the instructions available on the Meeting Website. We encourage you to access the Meeting Website prior to the start time to familiarize yourself with the virtual platform and ensure you can hear the streaming audio. Online access to the Meeting Website will be available starting at 1:30 p.m., Eastern Time, on August 20, 2024.
Will my shares be voted if I do not sign and return my proxy card?
If a shareholder of record signs and returns the accompanying proxy card, but does not make any selections, the Board’s appointed Proxy Holders will have discretion to vote the shareholder’s shares on behalf of the shareholder at the Annual Meeting as recommended by the Board.
If a beneficial owner of shares does not provide the bank or broker holding such shares with specific voting instructions, under the rules of the NYSE, the shareholder’s bank or broker may generally vote on “routine” matters, but cannot vote on “non-routine” matters. “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the broker, bank, or other holder of record as to how to vote on matters deemed non-routine. Matter No. 1 (election of directors), Matter No. 2 (elimination of cumulative voting) and Matter No. 3 (“say-on-pay” advisory vote) are non-routine matters. Matter No. 4 (ratification of the appointment of independent registered accounting firm) is a routine matter. If a shareholder’s bank or broker does not receive the shareholder’s instructions on how to vote the shareholder’s shares on a non-routine matter, the shareholder’s bank or broker will inform the Company it does not have the beneficial owner’s authority to vote on the non-routine matter. In these cases, the broker, bank, or other holder of record can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the NYSE rules. We encourage beneficial shareholders to provide voting instructions to the bank, broker, or agent holding their shares by carefully following the instructions in the notice provided by the shareholder’s bank, broker, or agent.
YOUR VOTE IS IMPORTANT.   Please submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, the individuals named as your Proxy Holders will vote your shares as you have directed.
How do I change my vote or revoke my proxy if I wish to do so?
Shareholders of record can revoke their proxy at any time before their shares are voted at the Annual Meeting by: (1) delivering a written revocation of their proxy to the Company’s Secretary; (2) submitting a later-dated proxy (or voting instruction form if they hold their shares in street name); or (3) voting on the Meeting Website during the Annual Meeting. Shareholders who are beneficial owners should follow the instructions provided by their respective broker or bank to change their vote.

What is the required quorum to hold this Annual Meeting?
As of July 18, 2024, [•] shares of the Common Stock were outstanding and entitled to vote. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter will constitute a quorum for the purposes of such matter. Abstentions or “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker or bank holding shares for a beneficial owner does not vote on a particular matter because the broker or bank does not have discretionary voting authority to vote on the proposal, and the beneficial owner has not provided voting instructions.
How will SB Value Partners, L.P. vote its shares at this Annual Meeting?
Pursuant to the SB Value Agreement, SB Value has agreed to vote all shares of the Common Stock beneficially owned as of the Record Date by it at each annual or special meeting of shareholders of the Company in accordance with the recommendation of the Board, except that SB Value may vote in its sole discretion on any proposal relating to an Extraordinary Transaction (as defined in the SB Value Agreement). Accordingly, SB Value is required to vote “FOR” each of the three director candidates named in this proxy statement and “FOR” each of Matter Nos. 2, 3 and 4 described in this proxy statement.
May shareholders ask questions during the Annual Meeting?
Yes. If you wish to submit a question, you may do so in two ways. To ask a question in advance of the Annual Meeting, you may log into www.proxyvote.com and enter your shareholder control number and use the Submit a Question for Management box. Alternatively, you will be able to submit questions live during the Annual Meeting through the Q&A box by accessing the Meeting Website. After the formal business of the Annual Meeting has concluded and adjourned, the chair of the Annual Meeting, the Chief Executive Officer or the Chief Financial Officer will answer questions from shareholders during the designated question and answer (“Q&A”) period of the Annual Meeting agenda.
In order to give as many shareholders as possible the opportunity to ask questions, we ask that questions are succinct and cover only one topic per question. Up to three minutes will be allocated to read and respond to each question that we are able to answer during the Annual Meeting. The Q&A session will continue until all relevant questions have been answered, subject to time constraints.
Shareholders’ views, constructive comments, and criticisms are welcome, but the Company will not address questions that are:
•
Irrelevant to the business of the Company or to the business of the Annual Meeting

•
Related to material non-public information of the Company

•
Repetitious of prior questions or statements from others

•
Derogatory references to individuals that are in bad taste

•
Related to personal grievances

•
In furtherance of a shareholder’s personal or business interests, which are not matters of interest to shareholders generally

•
Out of order or not otherwise suitable for the conduct of the Annual Meeting

If there are any matters of individual concern to a shareholder or questions that are not answered, they may be raised separately after the Annual Meeting by contacting Investor Relations at (814) 553-5193 or MLynch@ameriserv.com.
Who will pay for the solicitation of proxies?
The costs and expenses of the Board’s soliciting of proxies, including the preparation, assembly and mailing of this proxy statement, the proxy card, the notice of the 2024 Annual Meeting of Shareholders and any additional information furnished to shareholders will be borne by the Company. Solicitation of proxies may be in person, by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodian holding shares of the common stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of common stock.
We have engaged Morrow Sodali LLC to assist in the solicitation of proxies in connection with the Annual Meeting, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $[•] in total.
Who should I call if I have questions or need assistance voting my shares?
If you have questions about the Annual Meeting, would like additional copies of this proxy statement or need assistance voting your shares, requests should be directed as described below:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.morrowsodali.com
What proposals will be acted upon at the Annual Meeting, and what number of votes is needed for the proposals to be adopted?
Matter		Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstention?	Effect of Broker Non-Votes(1)
1	Election of Class II directors for a 3-year term	Plurality of Votes Cast (as described below)	No	No effect	No effect
2	Articles Amendment	Majority of Votes Entitled to be Cast	No	No effect	No effect
3	Advisory vote on compensation of our named executive officers	Majority of Votes Entitled to be Cast	No	No effect	No effect
4	Ratification of the appointment of S.R. Snodgrass P.C. as Independent Registered Public Accounting Firm	Majority of Votes Entitled to be Cast	Yes	No effect	Not applicable, as this is a routine matter

(1)
Under NYSE rules, Matter No. 4 is considered a “routine” proposal on which brokers are permitted to vote in their discretion, even if the beneficial owners do not provide voting instructions. However, each of Matter No. 1, Matter No. 2 and Matter No. 3 are not considered to be routine matters and brokers will not be entitled to vote on these proposals unless beneficial owners provide voting instructions. Accordingly, broker non-votes will not be counted toward the tabulation of votes on Matter No. 1, Matter No. 2 and Matter No. 3.

Election of Directors.   Under the Organizational Documents, shareholders have cumulative voting rights. Accordingly, each shareholder will have the right to cast as many votes in the aggregate as equals the number of shares of our Common Stock held by the shareholder multiplied by the number of directors to be elected at the Annual Meeting, which is three. Each shareholder may cast all of his or her votes for one candidate or distribute such votes among two or more candidates. There are no conditions precedent to exercising such cumulative voting rights. The three persons receiving the highest number of votes cast at the Annual Meeting will be elected as Class II directors. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect on the result. Broker non-votes will have no effect on the outcome of the vote.
Articles Amendment.   The affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to approve the Articles Amendment. Abstentions and broker non-votes will not constitute or be counted as votes cast and, consequently, will have no effect on the vote on the Articles Amendment.
Advisory Vote on Named Executive Officer Compensation.   We are required to submit Matter No. 3 to shareholders for a non-binding advisory vote to approve the compensation of our named executive officers pursuant to Section 14A of the Exchange Act. The affirmative vote of a majority of votes cast by shareholders at the Annual Meeting is required to approve Matter No. 3. Abstentions and broker non-votes will not constitute or be counted as votes cast and, consequently, will have no effect on the vote on Matter No. 3.
Ratification of Independent Registered Public Accounting Firm.   The affirmative vote of a majority of votes cast by shareholders at the Annual Meeting is required to approve Matter No. 4. Abstentions and broker non-votes will not constitute or be counted as votes cast and, consequently, will have no effect on the vote on Matter No. 4. If shareholders ratify the selection of Snodgrass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, the audit committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the audit committee determines that a change is in the best interests of the Company.
What is the Board’s recommendation for voting on these proposals?
The Board recommends a vote:
•
FOR the three Class II director nominees

•
FOR the Articles Amendment

•
FOR the advisory vote to approve the compensation of our named executive officers

•
FOR the ratification of the appointment of S.R. Snodgrass P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024

What are my options for voting on these proposals?
A shareholder is entitled to one vote per share of stock owned on the Record Date, on each item of business presented at the Annual Meeting, except each shareholder has cumulative voting rights for electing directors. Cumulative voting means a shareholder is entitled to as many votes in electing directors as is equal to the number of shares of common stock owned by the shareholder on the Record Date, multiplied by the number of directors to be elected. For the election of three Class II director nominees, a shareholder may either cast that total number of votes “For All” or “Withhold All” or check the box for “For All Except” to withhold votes for any individual director nominee(s) identified. The shareholder may also distribute or withhold the total number of votes among the three Class II director nominees as the shareholder determines, up to the number of shares of common stock owned by the shareholder on the Record Date, multiplied by three. To utilize cumulative voting, a shareholder must check the appropriate box on the proxy card.
For the proposal to adopt the Articles Amendment, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.
For the non-binding advisory vote on the compensation of our named executive officers, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.
For the proposal to ratify the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.

Am I entitled to appraisal rights as a shareholder in connection with the matters being considered at the Annual Meeting?
No. You are not entitled to appraisal rights with respect to any of the matters being considered at the Annual Meeting.
Aside from these proposals, will any other business be acted upon at the Annual Meeting?
No. The Company’s Bylaws required shareholders to submit to the Company, by February 26, 2024, notice of all director nominations and shareholder proposals to be considered at the Annual Meeting, regardless of whether shareholders sought inclusion of their nomination or proposal in this proxy statement or intended to solicit proxies on their own. Because (i) Driver Partners agreed to withdraw its notice of intent to (a) nominate three director candidates for election at the Annual Meeting and (b) present other shareholder proposals, submitted on January 31, 2024, and (ii) the Company did not receive any other such notice of nominations or proposals, no other director nominations, shareholder proposals, or other matters will be considered at the Annual Meeting.
When will the voting results be announced?
The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.
Who should I contact if I have questions?
Morrow Sodali is assisting us with our effort to solicit proxies. If you have additional questions about this proxy statement or the Annual Meeting, or if you need assistance voting your shares, please contact our proxy solicitor:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.MorrowSodali.com
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S CANDIDATES ON MATTER NO. 1 AND “FOR” MATTER NOS. 2, 3, AND 4. USING
THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

OWNERSHIP OF COMPANY STOCK
To the best of the Company’s knowledge, the following table sets forth information regarding ownership of the Company’s outstanding common stock as of the July 1, 2024 (except as otherwise noted) by: (1) each person who is known by the Company to own beneficially more than 5% of the common stock of the Company; (2) each director, director nominee and named executive officer (“NEO”); and (3) all directors, director nominees and executive officers as a group. Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment powers for the securities listed. The number of shares beneficially owned by each person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, all shares to which a person has the right to acquire beneficial ownership within 60 days are considered beneficially owned by that person.
Name of Beneficial Owner	Total Number of Shares Beneficially Owned(1)	% of Class
Tontine Financial Partners, L.P.(2)	1,370,023	8.3%
SB Value Partners, L.P.(3)	1,319,019	8.0%
Dimensional Fund Advisors LP(4)	1,164,424	7.0%
Name of Beneficial Owner	Position	Total Number of Shares Beneficially Owned(1)	% of Class
J. Michael Adams, Jr.(5)	Director, Non-Executive Chairperson of the Board	163,040	*
Richard W. Bloomingdale	Director	20,598	*
Amy Bradley	Director	24,700	*
David A. Finui(6)	President and Chief Executive Officer of Ameriserv Trust and Financial Services Company	22,154	*
David J. Hickton	Director	15,600	*
Kim W. Kunkle(7)	Director, Non-Executive Vice Chairperson of the Board	226,434	1.4%
Michael D. Lynch(6)	Executive Vice President, Chief Financial Officer, Chief Investment Officer and Chief Risk Officer	36.332	*
Margaret O’Malley	Director	357,328	2.2%
Daniel A. Onorato	Director	44,446	*
Mark E. Pasquerilla(8)	Director	506,396	3.1%
Jeffrey A. Stopko(6)(9)	Director, President and Chief Executive Officer	169,189	1.0%
All directors and executive officers as a group (11 individuals)		1,586,217	9.6%

*
indicates ownership of < 1%

(1)
For purposes of the table, shares of common stock are considered beneficially owned by a person if such person has, or shares, voting or investment power for such stock. As a result, more than one person may beneficially own the same security and, in some cases, the same shares are listed opposite more than one name in the table. The table includes, in some cases, shares beneficially held by spouses or minor children, as to which beneficial ownership is disclaimed. The address of each director, director nominee and NEO of the Company is c/o AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.

(2)
This information is based upon Amendment No. 3 to a Schedule 13G filed on February 13, 2024 with the SEC and upon Form 13F-HR filed on May 15, 2024 with the SEC. Includes its general partner, Tontine Management, L.L.C., and Jeffrey L. Gendell, who serves as the managing member of the general partner. The address for each of the foregoing is 1 Sound Shore Drive, Suite 304, Greenwich, CT 06830-7251.

(3)
This information is based upon a Schedule 13D filed on April 22, 2024 with the SEC. The general partner of the SB Value Partners, L.P. is Foxfield Investments, L.L.C. (the “GP”) and the managing member of the GP is Scott A. Barnes (“Barnes”). The address for each of the foregoing is 1903 San Pedro Ave., San Antonio, TX 78212-3310.

(4)
This information is based upon Amendment No. 22 to a Schedule 13G filed on February 9, 2024 with the SEC and upon Form 13F-HR filed on May 10, 2024 with the SEC. Includes subsidiaries of Dimensional Fund Advisors LP (“Dimensional”), four investment companies to which Dimensional furnishes investment advice and certain other commingled fund, group trusts and separate accounts to which Dimensional may serve as investment manager or sub-adviser. The address for each of the foregoing is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(5)
Includes 23,897 shares of our Common Stock held in a voting trust for the benefit of his parents, of which Mr. Adams serves as voting trustee, and 50 shares of our Common Stock held on behalf of his child.

(6)
Includes shares of our Common Stock that may be acquired within sixty (60) days after the Record Date upon the exercise of presently exercisable stock options that were granted under the 2011 Stock Incentive Plan as follows:

Finui — 20,000    Lynch — 21,000    Stopko — 30,000
(7)
Includes 67,390 shares of our Common Stock held by Laurel Holdings, Inc., of which Mr. Kunkle is an officer. With respect to each, Mr. Kunkle has voting and investment power.

(8)
Includes 287,150 shares of our Common Stock held by Pasquerilla Enterprises LP, of which Mark E. Pasquerilla is the sole member of its general partner, and has the power to vote such shares, and 125,500 shares held by the Marenrico Partnership, of which Mr. Pasquerilla is one of the partners and has the power to vote such shares. 125,500 shares held by Marenrico Partnership and 287,150 shares held by Pasquerilla Enterprises LP are separately pledged to financial institutions.

(9)
Includes 84,434 shares of our Common Stock held in Mr. Stopko’s 401(k) plan.

MATTER NO. 1
ELECTION OF ASRV DIRECTORS
General
Under our Articles of Incorporation, the total number of directors may be determined by either a resolution adopted by a majority vote of the directors then in office or by a resolution adopted by the shareholders at a meeting. The number of directors for 2024 has been set by the Board at eight who are not officers of the Company or a subsidiary or affiliate of the Company plus the President and Chief Executive Officer.
The Board, as provided in our Articles of Incorporation, is divided into three classes, each being as nearly equal in number as possible. The directors in each class serve a term of three years or until the earlier of their resignation or their respective successors have been elected and qualified. Under our Articles of Incorporation, a person who is elected to fill a vacancy on the Board will serve as a director for the remaining term of office of the class to which he or she was elected.
The Board has fixed the number of directors in Class II at three and has nominated J. Michael Adams, Jr., Margaret A. O’Malley, and Mark E. Pasquerilla for election as Class II directors, each of whom will serve a three-year term that will expire at the 2027 annual meeting of shareholders, or until the earlier of their resignation or their respective successors have been duly elected and qualified. The terms of the Class I and Class III directors expire in 2026 and 2025, respectively.
Each of the nominees listed has expressed his or her willingness to serve. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by our Board. Our management, however, has no present reason to believe that any Class II nominee will be unable to serve as a director, if elected.
The Board has determined that all current members of our Board are independent, pursuant to the listing standards of The NASDAQ Global Market (“NASDAQ”), except Mr. Stopko, the current President & Chief Executive Officer of the Company who is not independent by reason of his current employment relationship with the Company.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTES FOR THE ELECTION OF THE BELOW-NAMED NOMINEES TO SERVE AS CLASS II DIRECTORS.
Nominees and Continuing Directors
The following tables set forth as to each of the nominees for election as a Class II director and as to each of the continuing Class I and Class III directors, his or her age, principal occupation and business experience, the period during which he or she has served as a member of our Board, or an affiliate or predecessor, and their current and recent directorships in other public companies. In addition, we briefly describe the particular experience, qualifications, attributes or skills that led our Board to conclude that the person should serve as a member of our Board. There are no family relationships between any of the listed persons.

Nominees for Election as Class II Directors — Term Expires in 2027
J. Michael Adams, Jr., Esquire, 63
Director since: 2000
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Mr. Adams currently serves as Non-Executive Chairman of the Company. He also serves as Chair of the Nominating/Corporate Governance Committee. Since 2021, Mr. Adams has been Managing Member of Mike Adams & Associates, LLC, a consulting firm in law, business and government. He previously served as Chief Counsel to the Pennsylvania Department of Community and Economic Development. He received degrees from Carnegie Mellon University, BS and the University of Pittsburgh School of Law, JD. As a public company, we believe Mr. Adams’ corporate, legal, and board experience for over three decades of providing professional services are valuable to a public company in a highly regulated industry.
Margaret A. O’Malley, Esquire, 64
Director since: 1997
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Ms. O’Malley has more than three decades of experience in private legal practice at, and is the owner of, Yost & O’Malley, a law firm in Johnstown, Pennsylvania, where she advises both individuals and corporate for profit and non-profit entities. She received a Bachelor of Arts from the Pennsylvania State University and a J.D. from the University of Pittsburgh School of Law. She is licensed to practice law in Pennsylvania and the District of Columbia and is an experienced litigator in both state and federal courts. Because we are a public company operating in a highly regulated industry, we believe Ms. O’Malley’s experience and perspective as an attorney is valuable not only as a member of the Board but also in her continued role as Chair of the audit committee. With ASRV’s increased regulatory and corporate governance measures passed in recent years, we believe that Ms. O’Malley’s continued leadership in these roles remains important to the Board’s success.
Mark E. Pasquerilla, 65
Director since: 1997
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: Pennsylvania Real Estate Investment Trust (“PREIT”)
Mr. Pasquerilla has been an officer and director of Pasquerilla Enterprises, LP, a Johnstown-based real estate owner and manager, and its subsidiaries since 2006. He has served as its Chief Executive Officer since 2013 and was its President from 2006 to 2013. From 1992 to 2006, Mr. Pasquerilla served as an officer and director of Crown Holding Company and its subsidiaries (Chief Executive Officer and Chairman from April 1999 to December 2006, and President from 1992 to 2006). Mr. Pasquerilla is sole member of Pasquerilla Management LLC, which incorporated in June 2019. From April 1999 until it was acquired by PREIT, a publicly-traded real estate investment trust, in November 2003, he also served as Chairman and Chief Executive Officer of Crown American Realty Trust and as a trustee. Mr. Pasquerilla was a trustee of PREIT from 2003 until April 2024 and a member of the audit committee from 2017 until April 2024 and the nominating and corporate governance committees of its board of trustees from 2011 until April 2024. He received a bachelor of arts from Notre Dame University and a M.S. from the London School of Economics. In connection with his work as an officer and trustee of Pasquerilla Enterprises, LP, Crown Holding Company and PREIT, Mr. Pasquerilla has acquired substantial experience in real estate finance. Because, like most banks, ASRV has many real estate loans, we believe this experience is important to our Board. Mr. Pasquerilla is Chair of the executive committee.

Class I Directors — Term Expires in 2026
Richard W. Bloomingdale, 71
Director since: 2023
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Mr. Bloomingdale is the recently retired President of the Pennsylvania American Federation of Labor and Congress of Industrial Organizations (“Pennsylvania AFL-CIO”), a labor federation. In addition to holding the President role for 12 years, he previously served as Secretary-Treasurer of the Pennsylvania AFL-CIO and has a more than four-decade career in labor relations. Mr. Bloomingdale graduated from the University of Arizona with a bachelor’s degree in government. The Board believes Mr. Bloomingdale’s finance and labor experience will strengthen AmeriServ’s human capital management efforts and position the Company to further expand its union business throughout Pennsylvania. Mr. Bloomingdale is a member of the audit committee.
David J. Hickton, 68
Director since: 2023
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since 2017, Mr. Hickton has been the Founding Director of the Institute for Cyber Law, Policy and Security at the University of Pittsburgh, a research institute. Previously, he was the U.S. Attorney for the Western District of Pennsylvania from August 2010 until November 2016. Mr. Hickton also served as staff director and senior counsel to the House Select Subcommittee on the Coronavirus Crisis from May 2020 until June 2021. He received a bachelor’s degree from Pennsylvania State University and a J.D. from the University of Pittsburgh. The Board believes Mr. Hickton’s experience in cybersecurity, legal affairs, regulatory matters, and data security and privacy approaches will directly benefit the Company as it meets customers’ expectations for online and mobile services. Mr. Hickton is chair of the technology committee.
Daniel A. Onorato, 63
Director since: 2020
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since 2012, Mr. Onorato has been Executive Vice President, Chief Corporate Affairs Officer for Highmark Health, a health and wellness organization headquartered in Pittsburgh, Pennsylvania. Prior to joining Highmark Health, he served two terms as chief executive of Allegheny County. Prior to that, Mr. Onorato served as Allegheny County’s controller and two terms on the Pittsburgh City Council. His professional background also includes work as an attorney and certified public accountant (CPA). Mr. Onorato has a bachelor’s degree in accounting from Pennsylvania State University and a J.D. from the University of Pittsburgh. We believe that his professional experience in healthcare, government, accounting and law make Mr. Onorato a valuable addition to our Board given the areas that banking touches. Mr. Onorato is a member of the investment/asset liability committee and the audit committee, on which he also serves as the Board’s designated audit committee financial expert under applicable SEC rules.
Class III Directors — Term Expires in 2025
Amy Bradley, 56
Director since: 2022
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since March 2018, Ms. Bradley has been the President and Chief Executive Officer of the Cambria Regional Chamber of Commerce, a regional business organization. Prior to that, from June 2000 to March 2018, she was director of communication and public affairs of the Conemaugh Health System, a healthcare provider in Pennsylvania. Her professional background also includes work as a television news anchor at WJAC TV. We believe that, as an accomplished community leader, Ms. Bradley has a deep understanding of the challenges and opportunities our regional businesses are facing, as well as familiarity with securing the resources needed to aid and counsel them. Ms. Bradley is a member of the investment/ALCO committee.
Kim W. Kunkle, 70
Director since: 1994
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since 1984, Mr. Kunkle has served as the President and Chief Executive Officer of Laurel Holdings, Inc. (“Laurel Holdings”), which is a closely held private company with wholly owned subsidiaries involved in underground utility construction, plumbing, janitorial services, metal machining, industrial tool distribution, and pipeline rehabilitation. Laurel Holdings employs over 200 and has sales in excess of $20 million. We believe that Mr. Kunkle’s professional experience managing a diverse organization of Laurel Holdings’ size demonstrates his ability to effectively oversee ASRV’s management as a member of the Board and continues to make valuable contributions to ASRV’s committees. Mr. Kunkle is a graduate of Duke University with a bachelor of arts in Management Science. Mr. Kunkle is Non-Executive Vice Chair of the Company and Chair of the Bank’s discount committee.
Jeffrey A. Stopko, 62
Director since: 2015
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Mr. Jeffrey A. Stopko has been the Chief Executive Officer and President of AmeriServ Financial, Inc. since March 24, 2015 and the Chief Executive Officer and President of AmeriServ Financial Bank since February 16, 2016. Mr. Stopko served as Interim Chief Executive Officer and President of AmeriServ Financial, Inc. from January 9, 2015 until March 24, 2015. Mr. Stopko served as Executive Vice President and Chief Financial and Administrative Officer of AmeriServ Financial, Inc. from May 2010 until January 9, 2015, where he directed all administrative services to include finance, information technology, credit administration and human resources. Prior to that, Mr. Stopko served as Chief Financial Officer and Principal Accounting Officer of AmeriServ Financial, Inc. since 1997, where he directed all financial and investment activities. He guided a major corporate balance sheet restructuring at AmeriServ that reduced the risk profile and provided the foundation for improved earnings. He is a licensed Certified Public Accountant with Big Four accounting experience. Mr. Stopko is a 1984 graduate of Bucknell University with a Bachelor of Science degree in Business Administration. Mr. Stopko’s extensive banking experience coupled with his accounting experience enables him to provide the Board with insight as to our operations, policies, and implementation of strategic plans.
Delinquent Section 16(a) Reports
Based solely upon our review of the Forms 3 and Forms 4 filed by the beneficial owners of our Common Stock, we believe all reports required by Section 16(a) of the Exchange Act were filed on time, except for a purchase of Common Stock for Mr. Bloomingdale. This related to a single transaction which was reported once the inadvertent omission was recognized.
Corporate Governance Documents
A copy of our Employee Code of Ethics and Legal Code of Conduct, Code of Conduct for Directors, our Code of Ethics for Senior Financial Officers and the charters of our audit committee, nominating/corporate governance committee, compensation/human resources committee, and investment/ALCO committee are available on our website at https://investors.ameriserv.com/governance/governance-documents and any shareholder may obtain a printed copy of these documents by writing to Investor Relations, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, by e-mail at info@ameriserv.com or by calling Investor Relations at (814) 533-5193.

Board and Committees 2023
The Board has various standing committees, including an audit committee, a compensation/human resources committee, an executive committee, an investment/ALCO committee, a nominating/corporate governance committee, and a technology committee, and each committee operates under a written charter. For information regarding availability of certain of these charters, see information under the heading “Corporate Governance Documents” below. Directors are expected to attend meetings of the Board, meetings of the committees on which they serve and the ASRV annual meeting of shareholders. During 2023, the Board held 15 meetings, the audit committee held 8 meetings, the executive committee held 0 meetings, the investment/ALCO committee held 4 meetings, the technology committee held 4 meetings, the compensation/human resources committee held 3 meetings, and the nominating/corporate governance committee held 3 meetings. There was 1 executive session of the Board excluding management. Each director attended at least 75% of the combined total of meetings of the Board and of each committee of which he or she was a member. Each director attended ASRV’s 2023 annual meeting of shareholders.
The composition of each of the committees, as of July 1, 2024, is below:
Name	Executive	Technology	Investment/ ALCO	Audit	Nominating/ Corporate Governance	Compensation/ Human Resources
J. Michael Adams, Jr.	X				Chair
Richard W. Bloomingdale		X		X
Amy Bradley			Chair
David J. Hickton		Chair
Kim W. Kunkle	X		Vice Chair			Vice Chair
Margaret A. O’Malley	Vice Chair	Vice Chair	X	Chair	Vice Chair	X
Daniel A. Onorato				Vice Chair
Mark E. Pasquerilla	Chair	X	X	X	X	Chair
Jeffrey A. Stopko		X	X
Michael D. Lynch			X
David A. Finui		X
The executive committee serves as a resource for management to seek guidance on issues between regularly scheduled meetings or with respect to matters that generally do not warrant calling a special board meeting. In addition, from time to time, the executive committee is asked to study strategic issues in greater depth. The executive committee is comprised of Directors Pasquerilla (Chair), O’Malley (Vice Chair), Adams and Kunkle.
The technology committee is comprised of Directors Hickton (Chair), O’Malley (Vice Chair), Bloomingdale, Pasquerilla, and Stopko and Mr. Finui. The technology committee facilitates communication and cooperation between the Directors and Management regarding important issues related to technology.
The technology committee’s responsibilities include: (1) monitoring the deployment and usage of Information Technology throughout the Company using reports and presentations from management; (2) oversight of cyber security preparedness through information security reports, discussion of internal events and discussion of cyber security topics pertinent to the Company and the industry; (3) oversight of activities in support of the ASRV disaster recovery/business continuity (DR/BC) oversight to ensure optimal corporate resiliency in the unlikely event of a disaster; and (4) providing broad strategic guidance on the technology direction of ASRV by, among other things, overseeing the development of the ASRV Strategic Technology Plan.
The investment/ALCO committee is comprised of Directors Bradley (Chair), Kunkle (Vice Chair), Bradley, O’Malley, Pasquerilla, Stopko and Michael D. Lynch. This committee ensures the safety and soundness of the Company and its subsidiaries through proper asset/liability management and is responsible for, among other things: developing and overseeing our asset/liability management process, including developing investment policies and monitoring investment activities; monitoring management’s handling of risks to our balance sheet; and monitoring interest rate, liquidity and market risks in accordance with policies approved by the

Board. The investment/ALCO committee meets regularly to review investment transactions and to discuss other strategic initiatives that relate to balance sheet management and structure as considered necessary.
The audit committee is comprised of Directors O’Malley (Chair), Onorato (Vice Chair), Bloomingdale, and Pasquerilla each of whom in the judgment of the Board is independent within the meaning of the NASDAQ listing requirements. Mr. Onorato is also designated as the audit committee financial expert and meets the qualifications to serve as such under the NASDAQ listing standards. This designation does not impose any duties, obligations or liabilities on Mr. Onorato that are greater than the duties, obligations or liabilities imposed on the other members of the Audit Committee. The audit committee is responsible for the appointment, compensation, oversight, and termination of our independent auditors. The audit committee is also responsible for oversight of internal audit and loan review. The committee is required to pre-approve audit and certain non-audit services performed by the independent auditors. The committee also assists the Board in providing oversight over the integrity of our financial statements, compliance with applicable legal and regulatory requirements and the performance of our internal audit function. The committee also is responsible for, among other things, reporting to our Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Importantly, from a corporate governance perspective, the audit committee regularly evaluates the independent auditors’ independence from ASRV and its management, including approving consulting and other legally permitted, non-audit services provided by our auditors and the potential impact of the services on the auditors’ independence. The committee meets periodically with our independent auditors and our internal auditors outside of the presence of management and possesses the authority to retain professionals to assist it in meeting its responsibilities without consulting with management. The committee reviews and discusses with management earnings releases, including the use of pro forma information (if applicable). The committee also discusses with management and the independent auditors the effect of accounting initiatives. The committee also is responsible for receiving and evaluating complaints and concerns relating to accounting and auditing matters.
The nominating/corporate governance committee is comprised of Directors Adams (Chair), O’Malley (Vice Chair), and Pasquerilla each of whom in the judgment of the Board is independent within the meaning of the NASDAQ listing standards. The nominating/corporate governance committee is responsible for nominating individuals to stand for election as directors at the annual meeting of shareholders, assisting the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, recommending to the Board qualified individuals to fill such vacancy, and recommending to the Board, on an annual basis, nominees for each Board committee. The committee has the responsibility to develop and recommend criteria for the selection of director nominees to the Board, including, but not limited to, diversity, age, skills, experience, and time availability (including consideration of the number of other boards on which the proposed director sits) in the context of the needs of the Board and ASRV and such other criteria as the committee determines to be relevant at the time. The committee has the power to apply these criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by our listing agreement with NASDAQ and all applicable federal laws in connection with this identification process.
The nominating/corporate governance committee does not maintain a formal diversity policy with respect to the identification or selection of directors for nomination to the Board. Diversity is just one of many factors the nominating/corporate governance committee considers in the identification and selection of director nominees. ASRV defines diversity broadly to include differences in race, gender, ethnicity, age, viewpoint, professional experience, educational background, skills and other personal attributes that can foster Board heterogeneity in order to encourage and maintain Board effectiveness.
The nominating/corporate governance committee considers potential candidates recommended by its members, management and others, including shareholders. In considering candidates recommended by shareholders, the committee will apply the same criteria it applies in connection with candidates recommended by the nominating/corporate governance committee. Shareholders may propose candidates to the nominating/corporate governance committee by delivering a notice to the nominating/corporate governance committee that contains the information required by Section 1.3 of our Bylaws. In addition, shareholders may nominate persons directly for election as directors in accordance with the procedures set forth in Section 1.3 of our Bylaws. A notice of any such nomination must contain all required information and must be mailed or delivered to our Non-Executive Chairman not less than 90 days or more than 120 days prior to the annual meeting. The nominating/corporate governance committee did not pay any fee to any third party to search for, identify and/or evaluate the 2023 nominees for directors.
The nominating/corporate governance committee is also responsible for making recommendations to the Board regarding, and monitoring compliance with: corporate governance principles applicable to the Company; matters involving the Company’s Articles of Incorporation, Bylaws, shareholder proposals, committee responsibilities and other corporate governance issues; and the Company’s policies, including, but not limited to, its Code of Ethics and Legal Code of Conduct, Code of Conduct for Directors, Code of Ethics for the Chief Executive Officer and Senior Financial Officers, and Policy on Personal Securities Transactions. The committee also serves as the initial reviewing forum for allegations of violations of the policies identified in this paragraph, as well as allegations of wrongdoing concerning directors and the chief executive officer.
The compensation/human resources committee is comprised of Directors Pasquerilla (Chair), Kunkle (Vice Chair), and O’Malley, each of whom in the judgment of the Board is independent within the meaning of the NASDAQ listing standards. The purpose of the committee is to ensure the compensation programs, including the incentive plans, do not encourage unnecessary or excessive risk to the value of ASRV; support the long-term mission of ASRV and help ASRV attract and retain high quality management and directors through competitive, flexible compensation arrangements that adequately reward significant achievement in a manner that is economically defensible and consistent with corporate performance; and comply with disclosure and other legal, tax and regulatory requirements. The committee’s oversight includes, but are not limited to, an understanding of ASRV’s long-term goals; director compensation; CEO total compensation including base salary compensation, cash-based incentive compensation and stock-based compensation; evaluate and review other executive base compensation, cash-based incentive compensation and stock-based compensation with compensation adjustments for ASRV’s other named executive officers in its proxy statement on an individual basis after receiving recommendations from the CEO; executive employment and change in control agreements; and review of management succession plans. The committee’s processes and procedures for determining executive compensation are described below under “Compensation Discussion and Analysis.” The committee’s procedure for determining director compensation is to benchmark director compensation against compensation paid by similar asset size publicly traded peer financial institutions. The committee also encourages stock ownership by directors by directing that the annual retainer be paid in our Common Stock and by facilitating the use of monthly Board fees for the purchase of additional shares of our Common Stock. The committee also has general oversight of human resources matters at ASRV’s subsidiaries. During 2023, the committee retained Strategic Compensation Planning, Inc. as its independent compensation consultant.
Board Leadership Structure and Risk Oversight
The Board currently separates the role of Non-Executive Chairman of the Board of Directors from the role of President and Chief Executive Officer. We believe that the separation of these roles, while not always necessary, is appropriate in the current economic and regulatory environment in which ASRV operates. We believe that the President and Chief Executive Officer should primarily focus on managing ASRV’s operations in a manner that executes its corporate strategy. Conversely, we believe that our Non-Executive Chairman of the Board of Directors should primarily focus on leading the Board’s oversight of corporate governance matters, monitoring the progress and effectiveness of the President and Chief Executive Officer and management in implementing the Company’s corporate strategy, and ensuring that the Board is receiving, with sufficient frequency, the information it requires to act effectively, including providing proper risk oversight.
We believe that each member of our Board in his or her fiduciary capacity has a responsibility to monitor and manage risks faced by ASRV. The Board has the Chief Risk Officer, representing management, making two detailed presentations to the entire Board each year. These presentations speak of each known risk in the Company, its severity, and the actions of management to eliminate it or at the very least to mitigate it. At a minimum this requires the members of our Board to be actively engaged in Board discussions, review materials provided to them, and know when it is appropriate to request further information from management and/or engage the assistance of outside advisors. Furthermore, because the banking industry is highly regulated, certain risks to ASRV are monitored by the Board through its review of ASRV’s compliance with regulations set forth by its regulatory authorities, including the Pennsylvania Department of Banking and Securities, the Board of Governors of the Federal Reserve System, and the Federal Deposit Insurance Corporation, and recommendations contained in regulatory examinations.

We believe risk oversight is a responsibility for each member of the Board. Each of our committees concentrates on specific risks for which they have an expertise, and each committee is required to regularly report to the Board on its findings. For example, the investment/ALCO committee regularly monitors ASRV’s exposure to certain investment risks, such as the effect of interest rate or liquidity changes, while our audit committee monitors ASRV’s exposure to certain reputational risks by establishing and evaluating the effectiveness of the Company programs to report and monitor fraud and by monitoring ASRV’s internal controls over financial reporting. Our compensation/human resources committee’s role in monitoring the risks related to our compensation structure is discussed in further detail in the section titled “Our Compensation Policies and Risk” below.
Compensation/Human Resources Committee Interlocks and Insider Participation
Directors Pasquerilla (Chair), Kunkle (Vice Chair), Adams, and O’Malley are excluded from participation in any plan administered by the compensation/human resources committee while serving as a member of such committee, except for participation in the Independent Directors’ Annual Retainer Plan (the committee’s administration of which is limited to coordinating the payment of a predetermined retainer), a non-employee director deferred compensation plan, and the 2021 Equity Incentive Plan, which was previously approved by shareholders on April 27, 2021.
None of our executive officers serves as a member of the Board, or on the compensation committee, of any entity that has one or more executive officers serving on our Board or compensation/human resources committee.
Diversity
We are committed to supporting a culture of diversity and inclusion among our workforce and community. We have implemented various training sessions to promote a workforce and work environment that recognizes the value of a diverse employee base.
As we strive to build a more diverse workforce, we also focused on increasing diversity on the Board and the boards of our various subsidiaries. The vetting process for Board members includes diversity as a factor for consideration.
Board Diversity Matrix as of July 1, 2024
Total Number of Directors and Director Nominees of the Board: 9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors and Director Nominees of the Board	2	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Insider Trading Policies; Hedging and Pledging Prohibition
We generally do not permit our directors, officers and employees to hedge their economic exposures to our Common Stock that they own by engaging in transactions involving puts, calls, or other derivative securities, zero-cost collars, forward sales contracts, or buying on margin or pledging shares as collateral for a loan, except such limitation shall not apply to our securities pledged by directors and officers as collateral for a loan prior to September 1, 2015. After September 1, 2015, our Board may, in its discretion, approve in advance a pledge of our securities by directors and officers as collateral for a loan in a particular case and as permitted by bank regulations after taking into consideration the magnitude of the number and market value of shares proposed to be pledged in relation to the number of outstanding shares and the market value and trading volume of outstanding shares (generally, the aggregate shares pledged should not exceed 5% of shares outstanding on the date of the pledge), the percentage of shares proposed to be pledged to the total shares owned by the pledger, the amount of shares proposed to be pledged in relation to the total shares then pledged by other directors and officers, and all other factors deemed relevant by our Board. We believe that permitting limited pledging of our securities to serve as collateral for a bona fide loan in appropriate circumstances will encourage our directors and officers to purchase and retain shares. We have also adopted insider trading policies and procedures governing the purchase, sale and/or other disposition of our securities by directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards of NASDAQ.
Executive Officers
Our current executive officers and certain biographical information regarding them, other than Mr. Stopko, whose information is included under “Matter No. 1 — Election of ASRV Directors,” is listed below. All data is as of the date of this proxy statement.
David A. Finui, age 69, President and Chief Executive Officer of AmeriServ Trust and Financial Services Company. Effective September 1, 2023, Mr. Finui was appointed the President and Chief Executive Officer of AmeriServ Trust and Financial Services Company. Until such appointment, Mr. Finui was the Executive Vice President and Director of Wealth and Capital Management of AmeriServ Trust and Financial Services Company since January 1, 2019. Prior to this appointment, Mr. Finui served as Senior Vice President/Personal Trust and Financial Services of the Trust Company from September 12, 2016. Prior to joining AmeriServ Trust and Financial Services Company, Mr. Finui was Vice President/Director of Business Development and promoted to Senior Vice President and Senior Wealth Management Advisor of S&T Bank’s Wealth Management division from July 2008 and Vice President/Trust Officer and promoted to Senior Vice President, Senior Wealth Management Advisor, Chief Retail Officer and Chief Operating Officer of Irwin Bank and Trust Company from November 1999.
Michael D. Lynch, age 64, Executive Vice President, Chief Financial Officer, Chief Investment Officer, and Chief Risk Officer of AmeriServ Financial, Inc. Mr. Lynch became Executive Vice President, Chief Financial Officer, Chief Investment Officer, and Chief Risk Officer on April 1, 2021. Mr. Lynch had been interim Chief Financial Officer of AmeriServ Financial, Inc. from January 15, 2015, until such appointment, following the promotion of Mr. Stopko. Mr. Lynch has served as Senior Vice President and Chief Investment and Chief Risk Officer of AmeriServ since 2013. He had been Vice President and Chief Investment Officer of AmeriServ from 2005 to 2013.
Executive Compensation
Introduction
The compensation/human resources committee administers our executive compensation program. The committee, which is composed entirely of independent directors, operates under a written charter and is responsible for determining and recommending to the full Board the total compensation of the President and Chief Executive Officer (the “CEO”) and, with the recommendations of the CEO, evaluating and reviewing the compensation of the other executive officers identified in the Summary Compensation Table that appears following this “Executive Compensation” (we refer to the CEO and the other executive officers identified in that table collectively as the “Named Executive Officers”), for administering our incentive compensation programs (including our stock incentive plan), for approving and overseeing the administration of our employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board with respect to director compensation. The committee retained Strategic Compensation Planning, Inc. as its independent compensation consultant for 2023.
The compensation/human resources committee annually reviews the adequacy of its charter and recommends changes to the Board for approval. The compensation/human resources committee meets at scheduled times during the year and also acts upon occasion by written consent. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the Board.
Compensation Philosophy
Our executive compensation programs seek to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting our need to attract and retain competent executive management. Toward this end, the compensation/human resources committee has developed an executive compensation policy, along with supporting executive compensation plans and programs, which are intended to attain the following objectives:
•
emphasize the enhancement of shareholder value while effectively managing the Company for all key stakeholder groups which also includes customers, employees, and the communities in which we operate;

•
support the acquisition and retention of competent executives;

•
deliver the total executive compensation package in a cost-effective manner;

•
reinforce key business objectives;

•
provide competitive compensation opportunities for competitive results;

•
encourage management ownership of our Common Stock; and

•
comply with applicable regulations.

The committee collects and analyzes findings regarding competitive positioning of compensation in light of ongoing performance results. These findings generally assess: ASRV’s financial and securities market performance; executive compensation competitiveness by position (survey-based and peer-based); and aggregate organization-wide compensation competitiveness and total personnel costs. In light of this information, the committee recommends executive salary adjustments, recommends executive discretionary incentive/bonus plans, and administers our 2021 Equity Incentive Plan. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning.
In order to make the foregoing assessments, the committee uses comparisons of competitive executive pay practices taken from banking industry compensation surveys and, from time-to-time, consultation with independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at bank holding companies and subsidiaries of comparable size to us and our subsidiaries. However, the committee does not maintain a specific target percentile with respect to this peer group in determining executive compensation levels; however, our past practice has been to target executive compensation in the lowest quartile of comparable peer groups. A selection of national information is used for comparative compensation survey data, including data from a peer group of small-cap bank holding companies in our geographic area. The peer group, which consists of publicly traded bank holding companies with asset size of between $1 billion and $3 billion, is periodically revised, and, for 2023 compensation decisions, the group consisted of the following companies: ACNB Corporation, Franklin Financial Services Corporation, Chemung Financial Corporation, Codorus Valley Bancorp, Inc., First United Corporation, FNCB Bancorp, Citizens & Northern Corporation, Penns Woods Bancorp, Inc., Orrstown Financial Services, Inc., ESSA Bancorp, Inc., CB Financial Services, Inc., Ohio Valley Bancorp, LINKBANCORP, and Norwood Financial Corporation.
Our executive compensation policy is designed to encourage decisions and actions that have a positive impact on overall corporate performance. For that reason, participation is focused on executive officers who have the greatest opportunity to influence the achievement of strategic corporate objectives.

We use two components of the executive compensation program to establish and maintain the desired relationship between executive pay and performance.
The first component, the formal performance appraisal system, relates to annual salary adjustments. We establish quantitative and qualitative performance factors for each executive position, and annually evaluate the performance of the executive against these standards. We then integrate this appraisal with market-based adjustments to salary ranges to determine if a base salary increase is merited.
The second component of ensuring the desired relationship between executive pay and performance relates to the committee’s role in administering our 2021 Equity Incentive Plan and recommending executive discretionary cash incentive/bonus awards. The committee recommends cash and equity at-risk compensation awards to the Board when, in the judgment of committee members, such awards are justified by the performance of executive officers in relation to our performance with due regard for the level of risk assumed by the company.
The accounting and tax treatment of particular forms of compensation do not materially affect the committee’s compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.
Components of Compensation
The elements of compensation for the Named Executive Officers are generally comprised of the following:
•
base salary,

•
incentive opportunities under our cash- and stock-based incentive compensation program,

•
equity awards under our 2021 Equity Incentive Plan,

•
benefits under our pension plan,

•
benefits under our health and welfare benefits plans, and

•
certain limited perquisites.

1.
Base Salary.   The compensation/human resources committee reviews the base salaries of the Named Executive Officers on an annual basis as well as in the event of any promotion or significant change in job responsibilities. The committee reviews peer group data to establish a market-competitive executive base salary program, combined with a formal performance appraisal system that focuses on awards that are integrated with strategic corporate objectives. Salary income for each Named Executive Officer is reported in the Summary Compensation Table, which appears following this Compensation Discussion and Analysis.

2.
Incentive Cash and Stock Compensation.   We have an established, written executive incentive compensation plan, our Executive At-Risk Incentive Compensation Plan, which generally provides for payment of 75% in cash and 25% in stock for the achievement of corporate performance goals, weighted 75%, and individual performance goals, weighted 25%. In order to receive a payment under the plan, a participant has to be employed on the date of payout. With respect to the corporate performance goals for 2023, we based incentive award opportunities on both an annual company-wide budgeted return on assets (“ROA”) target, with a minimum payout threshold requiring 0.61%, and 65% of the average ROA for the previously named peer group, after excluding the highest and lowest performer. The maximum bonus targets for 2023 were 33%, 25%, and 28% of base salary for Messrs. Stopko, Lynch and Huerth, respectively. The compensation/human resources committee believes it set the performance measures for 2023 such that the performance goals were appropriate. Based upon publicly reported results for the year ended December 31, 2023, the Company reported a net loss of $3.3 million, so there was no payout for any of the named executive officers under the Executive At-Risk Incentive Compensation Plan.

3.
Equity Awards.   We use the grant of stock options under our 2021 Equity Incentive Plan as the primary vehicle for providing long-term incentive compensation opportunities to our senior officers, including the Named Executive Officers. The 2021 Equity Incentive Plan provides for the grant of restricted stock awards and qualified and non-qualified stock options. We grant all stock options with a per share exercise price that is not less than 100% of the fair market value of such shares on the date that the option is granted. Accordingly, grantees will not obtain any value from the option grant under our 2021 Equity Incentive Plan unless the market price of our Common Stock increases after the date of grant. The 2021 Equity Incentive Plan is designed to provide at-risk (incentive) compensation that aligns management’s financial interests with those of our shareholders, encourages management ownership of our Common Stock, supports the achievement of corporate short and long-term financial objectives, and provides competitive equity reward opportunities. We have not adopted any specific policy regarding the amount or timing of any stock-based compensation under our 2021 Equity Incentive Plan. Information concerning the number of options held by each Named Executive Officer as of December 31, 2023, is set forth in the Outstanding Equity Awards at Fiscal Year-End Table, which appears below. There were no equity awards granted during 2023 to any of the named executive officers.’
4.
Pension Plan and Deferred Compensation Plan.   We maintain a defined benefit pension plan for the benefit of our employees, including the Named Executive Officers. Benefits under the plan are based upon an employee’s years of service and highest average compensation for a five-year period. The 2023 change in the actuarial present values of each Named Executive Officer’s accumulated benefit under the plan for each of Messrs. Stopko, Lynch and Huerth was an increase of $149,650, $124,979 and $176,451, respectively, which is also set forth in the Summary Compensation Table, which appears below. The actuarial present value of each Named Executive Officer’s accumulated benefit under the plan and the aggregate number of years of service credited to each Named Executive Officer is set forth in the Pension Benefits Table, which also appears below. Effective January 1, 2013, we amended the defined benefit pension plan to provide that non-union employees hired on or after that date are not eligible to participate. Effective January 1, 2014, we amended the defined benefit pension plan to provide that union employees hired on or after that date are not eligible to participate. Instead, such employees are eligible to participate in a qualified 401(k) retirement plan. All of the Named Executive Officers continue to participate in the defined benefit pension plan under the old plan provisions.

We also maintain the AmeriServ Financial Executive Deferred Compensation Plan (the “Deferred Compensation Plan”), under which participants who are among a select group of management or highly compensated employees (including our Named Executive Officers) may elect to defer receipt of all or a portion of any annual incentive bonus and/or salary payable to such participants with respect to a fiscal year. Under the Deferred Compensation Plan, each participant may make an irrevocable deferral election before the beginning of the fiscal year to which such compensation relates. Participants can elect to receive distributions of their accounts in the Deferred Compensation Plan, either in a lump sum or in installments, commencing within 30 days following either (i) their separation of service or disability, or (ii) a specified date. Participants may elect to allocate the deferred amounts into an investment account and select among various investment options upon which the rate of return of the deferred amounts will be based. Participants’ investment accounts are adjusted periodically to reflect the deemed gains and losses attributable to the deferred amounts. Each participant is always 100% vested in their investment accounts. The Deferred Compensation Plan is a non-qualified deferred compensation plan. As such, the rights of all participants to any deferred amounts represent our unsecured promise to pay and the deferred amounts remain subject to the claims of the company’s creditors. Information about our Named Executive Officers participation in the Deferred Compensation Plan for 2023 can be found below under the caption “Nonqualified Deferred Compensation Plan.”
5.
Health and Welfare Benefits.   We provide health, life, and disability insurance, and other employee benefits programs to our employees, including the Named Executive Officers. The compensation/human resources committee is responsible for overseeing the administration of these programs and believes that our employee benefits programs should be comparable to those maintained by other members of our peer group so as to assure that we are able to maintain a competitive position in terms of attracting and retaining officers and other employees. We provide these employee benefits plans on a non-discriminatory basis to all full-time employees.

6.
Perquisites.   We provide our Named Executive Officers with additional benefits not generally available to our other employees. For example, as set forth in the footnotes to our Summary Compensation Table, which appears below, certain of our Named Executive Officers receive reimbursements for the purchase or lease of, and the operation expenses for, a motor vehicle and for country club membership fees and dues. The compensation/human resources committee believes that these perquisites are offered by its competitors for talented executive officers and allow us to remain competitive in attracting and retaining talented executive officers.
2023 Executive Officer Compensation
For 2023, we increased the Named Executive Officers’ base salaries in order to, among other things, maintain their compensation at a competitive level. The committee’s independent compensation consultant provided a study to the committee, which included the compensation levels of each of the Named Executive Officers and those from the previously identified peer group. The independent compensation consultant also examined with the committee the pay practices from other Pennsylvania, Maryland, New York, New Jersey, and Ohio based financial institutions with assets generally between $1 billion and $3 billion, with data from the Economic Research Institute used to normalize the information for Johnstown, Pennsylvania. The compensation/human resources committee also considered a number of factors in setting these new levels, including an annual review of peer compensation and the overall performance of the company.
As part of our compensation program, we entered into agreements with Messrs. Stopko, Lynch and Huerth pursuant to which they will be entitled to receive severance benefits upon the occurrence of certain enumerated events following a change in control. The events that trigger payment are generally those related to termination of employment without cause or detrimental changes in the executive’s terms and conditions of employment. See “Employment Contracts and Payments Upon Termination or Change in Control” below for a more detailed description of these events. We believe that this structure will help: (i) assure the executives’ full attention and dedication to the company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (ii) assure the executives’ objectivity for shareholders’ interests; (iii) assure the executives of fair treatment in case of involuntary termination following a change in control; and (iv) attract and retain key talent during uncertain times.
Our Compensation Policies and Risk
The compensation/human resources committee discussed, evaluated, and reviewed with our chief risk officer all of the company’s employee compensation programs in light of the risks posed to us by such programs. The compensation/human resources committee also discussed, evaluated, and reviewed with our chief risk officer all of the compensation programs in which the Named Executive Officers participate to assess whether any aspect of these programs create risks that are reasonably likely to have a material adverse effect on us. The compensation/human resources committee met with our chief risk officer in February 2023 and November 2023 with respect to the foregoing.
At the conclusion of this review, the compensation/human resources committee determined that our compensation programs for our Named Executive Officers do not create risks that are reasonably likely to have a material adverse effect on us.
Restatement of Financial Statements
The compensation/human resources committee is of the view that, to the extent permitted by law, it has authority to retroactively adjust any cash or equity-based incentive award paid to any senior officer (including any Named Executive Officer) where the award was based upon our achievement of specified financial goals and it is subsequently determined following a restatement of our financial statements that the specified goals were not in fact achieved. There has been no restatement of our financial statements, and, therefore, there have been no retroactive adjustments of any cash or equity-based incentive award on such a basis.
Compensation Paid to Executive Officers
The following table sets forth information for the years ended December 31, 2021, 2022 and 2023 concerning the compensation of our Named Executive Officers for services in all capacities to us and our subsidiaries.

SUMMARY COMPENSATION TABLE
Name, Age and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Jeffrey A. Stopko, age 62 President and CEO of ASRV and AmeriServ Financial Bank	2023	390,830	0	0	0	0	149,650	20,959	561,439
	2022	377,423	0	0	0	0	0	21,335	398,758
	2021	362,600	47,863	0	35,400	0	22,210	14,275	482,348
Michael D. Lynch, age 64 Executive Vice President, CFO, Chief Investment Officer, & Chief Risk Officer of ASRV and AmeriServ Financial Bank and Treasurer of AmeriServ Trust and Financial Services Company	2023	239,500	0	0	0	0	124,979	11,771	376,250
	2022	231,175	0	0	0	0	0	11,567	242,742
	2021	218,225	21,823	0	26,550	0	44,318	8,009	318,925
James T. Huerth, age 62(2) Former President and CEO of AmeriServ Trust and Financial Services Company	2023	240,916	0	0	0	0	192,660	259,054	692,630
	2022	312,750	0	0	0	0	0	19,631	332,281
	2021	300,950	33,706	0	26,550	0	75,518	16,286	453,010

(1)
For 2023, includes, as applicable, (a) premiums we pay for life insurance policies with coverage limits above $50,000 for each named executive officer; (b) country club dues for Messrs. Stopko and Huerth; (c) the aggregate incremental cost of a company-provided automobile for Messrs. Stopko and Huerth and an auto allowance for Lynch; (d) our 401(k) plan matching contributions for each of Messrs. Stopko, Lynch, and Huerth, in the amount of $3,908, $2,371, and $2,409, respectively; and (e) separation amount equal to $244,125 for Mr. Huerth.

(2)
Effective August 28, 2023, Mr. Huerth ceased to be employed with the Company.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2023.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2023
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jeffrey A. Stopko	25,000	0	0	$3.18	2/19/2024
	10,000	0	0	$2.96	3/19/2025
	13,333	6,667(1)	0	$3.84	2/17/2031
Michael D. Lynch	6,000	0	0	$2.96	4/11/2026
	10,000	5,000(1)	0	$3.84	2/17/2031
James T. Huerth	10,000	0	0	$3.84	2/17/2031

(1)
Vested on February 17, 2024.

Pension Benefits
The following table sets forth information concerning plans that provide for payments or other benefits at, following, or in connection with, retirement for each Named Executive Officer.
PENSION BENEFITS
FOR THE YEAR ENDED DECEMBER 31, 2023
Name	Plan Name	Number of years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Jeffrey A. Stopko	Defined Benefit Plan	37	1,065,555	0
Michael D. Lynch	Defined Benefit Plan	41	987,982	0
James T. Huerth	Defined Benefit Plan	14	939,681	0

(1)
The present value of accumulated benefits was calculated with the following assumptions. Retirement occurs at age 65. At that time, the participants take a lump sum based on the accrued benefit as of December 31, 2023. The lump sum is calculated using an interest rate of 5.12% and the IRS 2024 applicable mortality table for IRC Section 417(e). The lump sum is discounted to December 31, 2023, at a rate of 5.12% per year.

Benefits described in the foregoing table relate to the qualified defined benefit retirement plan. Remuneration for pension benefit purposes is total cash remuneration paid to an employee for a calendar year, including base salary, wages, commissions, overtime, bonuses and any other form of extra cash compensation and any pre-tax contributions under a qualified retirement or cafeteria plan. Effective January 1, 2015, excluded items include amounts contributed by the Employer under the plan, non-taxable fringe benefits, country club dues, company-paid automobiles, cafeteria plan refund reimbursements and employee automobile allowances. Effective January 1, 2016, excluded items also include our contributions to a health savings account. An employee’s benefit is determined on the basis of the employee’s final average compensation, which means the average annual compensation received by the employee in the five consecutive years out of ten years before the employee’s termination of employment for which the average annual compensation is highest.
As of December 31, 2023, Messrs. Stopko, Lynch, and Huerth are eligible for an early retirement benefit under the pension plan because they are at least 55 years old and have at least 10 years of credited service. The early retirement benefit is equal to the accrued normal retirement benefit reduced by five-ninths of one percent (5/9%) per month for each of the first five years and by five-eighteenths of one percent (5/18%) per month for each of the next five years by which the commencement date of the pension precedes the normal retirement date. Effective August 28, 2023, Mr. Huerth ceased to be employed with the Company and, as of December 31, 2023, had not yet elected to commence his benefit hereunder.
Retirement benefits under the pension plan are paid for the life of the employee with a right of survivorship with respect to ten years of post-retirement benefits. Other optional forms of benefits are available in actuarially equivalent amounts.
Nonqualified Deferred Compensation Plan
Set forth below is information regarding our Named Executive Officers’ participation in the AmeriServ Financial Executive Deferred Compensation Plan.
Nonqualified Deferred Compensation — 2023
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)
James T. Huerth	21,463	—	16,209	—	344,127
Employment Contracts and Payments Upon Termination or Change in Control
We enter into employment contracts and change in control agreements with certain of our employees, including the Named Executive Officers, when we determine that an employment or change in control agreement is warranted in order to ensure the executive’s continued employment in light of prevailing market competition for the particular position held by the executive officer, or where it is determined it is necessary in light of the prior experience of the executive or our practices with respect to other similarly situated employees.
Mr. Stopko’s Employment Agreement
In connection with Mr. Stopko’s appointment as our President and Chief Executive Officer on April 27, 2015, we entered into an employment agreement with Mr. Stopko, which was for a period of two years from the effective date and automatically renews annually for a one-year term unless one party provides the other party a written non-renewal notice at least 90 days in advance of the end of such period. The employment agreement provides that Mr. Stopko must maintain a primary residence during his employment term in our primary market area and generally provides that Mr. Stopko may not compete with our business for at least two years following termination of his employment or solicit any of its employees, consultants, customers, clients, or vendors for at least one year following termination of his employment. Under his employment agreement, Mr. Stopko is entitled to, among other things: (i) an annual base salary of $285,000 ($393,930 as of December 31, 2023); (ii) participate in our health insurance and life insurance benefit plans, defined benefit program, 401(k) plan and long-term disability benefit plan; (iii) be eligible to receive annual bonuses, in such amounts and at such times, if any, as may be approved by our Board in accordance with the Executive At-Risk Compensation Plan as a level one participant, with such annual payment not to exceed 33% of Mr. Stopko’s base salary; and (iv) certain other perquisites related to personal time, use of a vehicle owned or leased by us, and country club membership expenses.
The employment agreement and Mr. Stopko’s employment may be terminated for cause (as defined in the employment agreement) by written notice from us. If the employment agreement is terminated for cause,

Mr. Stopko’s rights under the employment agreement terminate as of the effective date of termination. The employment agreement also terminates without further payments to Mr. Stopko as of the termination date, in the event of his voluntary termination of employment (other than as specified following a change in control as defined in the employment agreement), retirement at his election, death or disability (as defined in the employment agreement). Mr. Stopko agrees that, in the event his employment under the employment agreement is terminated for any reason, he will concurrently resign as our director and a director of any of our respective affiliates if he is then serving as a director of any such entities.
In the event that Mr. Stopko’s employment is either involuntarily terminated other than for cause or disability in the absence of a change in control (as defined in the employment agreement), he will continue to receive his monthly base salary in effect on the date of termination for a period of twenty-four months and health insurance benefits substantially similar to those which Mr. Stopko was receiving immediately prior to the date of termination for the two year period immediately following the date of termination; provided that Mr. Stopko will be responsible for the payment of premiums for such benefits in the same amount as our active employees.
In the event that, following a change in control, either Mr. Stopko’s employment is terminated involuntarily other than for cause or disability or Mr. Stopko resigns after the occurrence of certain specified occurrences described below, Mr. Stopko will generally receive a cash lump-sum payment within 30 days following his termination in an amount equal to 2.99 times his annual base salary then in effect. In addition, for a period of three years following termination, we will arrange to provide Mr. Stopko with health insurance benefits substantially similar to those which Mr. Stopko was receiving immediately prior to the date of termination effect; provided that Mr. Stopko will be responsible for the payment of premiums for such benefits in the same amount as our active employees.
The additional specified circumstances include:
•
a reduction in his title, responsibilities, including reporting responsibilities, or authority, including such title, responsibilities, or authority as such may have been increased from time to time during the term of the employment agreement, which results in a material negative change to Mr. Stopko in the employment relationship;

•
the assignment of Mr. Stopko to duties inconsistent with his office as existed on the day immediately prior to the date of a change in control, which results in a material negative change to Mr. Stopko in the employment relationship;

•
a reduction in Mr. Stopko’s annual base salary in effect on the day immediately prior to the date of the change in control;

•
a termination of Mr. Stopko’s participation, on substantially similar terms, in any of our incentive compensation or bonus plans in which Mr. Stopko participated immediately prior to the change in control, or any change or amendment to any of the substantive provisions of any of such plans which would materially decrease the potential benefits to Mr. Stopko under any of such plans;

•
a failure by us to provide Mr. Stopko with benefits at least as favorable as those enjoyed by Mr. Stopko under any of our pension, life insurance, medical, health and accident, disability or other employee plans in which Mr. Stopko participated immediately prior to the change in control, or the taking of any action by us that would materially reduce any of such benefits in effect at the time of the change in control, unless such reduction relates to a reduction in benefits applicable to all employees generally; or

•
our material breach of the employment agreement.

The employment agreement provides that in the event that any amounts or benefits payable to Mr. Stopko under the employment agreement as a result of his termination of employment, when added to other amounts or benefits which may become payable to him by us, would be subject to an excise tax, the amounts and benefits payable under the employment agreement will be reduced to such extent as may be necessary to avoid such imposition.

The employment agreement generally defines the term “change in control” as the occurrence of any of the following during the term of the employment agreement:
•
any “person” or “group” which is not an affiliate of AmeriServ (as those terms are defined or used in Section 13(d) of the Exchange Act), as enacted and in force on the date of the employment agreement) is or becomes the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act, as enacted and in force on the date of the employment agreement) of our securities representing fifty percent (50%) or more of the combined voting power of our securities then outstanding; or

•
there occurs a merger, consolidation, share exchange, division or other reorganization involving us and another entity which is not our affiliate in which our shareholders do not continue to hold a majority of the capital stock of the resulting entity, or a sale, exchange, transfer, or other disposition of substantially all of our assets to another entity or other person which is not our affiliate.

The employment agreement generally defines the term “cause” as:
•
a material breach of the employment agreement by Mr. Stopko that is not cured by Mr. Stopko within 30 days following the date he received written notice from us of our intent to terminate his employment for cause as a result of such material breach;

•
Mr. Stopko’s commission of any act involving dishonesty or fraud or conduct, whether or not said act brings us into public disgrace or disrepute in any respect, including but not limited to acts of dishonesty or fraud, commission of a felony or a crime of moral turpitude;

•
gross negligence or willful misconduct by Mr. Stopko with respect to us or Mr. Stopko’s continuing and unreasonable refusal to substantially perform his duties with us as specifically directed by the Board; or

•
Mr. Stopko’s abuse of drugs, alcohol, or other controlled substances if Mr. Stopko has refused treatment for such substance abuse or has failed to successfully complete treatment for such substance abuse within the past 12 months.

In connection with the employment agreement, a termination for “good reason” will be considered to have occurred if such termination occurs absent a change in control and is on account of a reduction in the Executive’s annual base salary except for: (i) across-the-board salary reductions similarly affecting all our salaried employees; or (ii) across-the-board salary reductions similarly affecting all our senior executive officers. Mr. Stopko’s right to terminate employment for good reason is subject to the following conditions: (a) we will pay amounts payable upon a good reason termination if Mr. Stopko actually terminates employment within two years following the initial existence of the good reason event; and (b) Mr. Stopko must provide written notice to us of the good reason event within 90 days of the initial existence of the event and we must be given at least 30 days to remedy such situation.
Mr. Lynch’s Change in Control Agreement
On February 19, 2016, we entered into a change in control agreement with Mr. Lynch. The initial term of the agreement is for three years and the agreement annually renews for a term ending three years from each annual anniversary date, unless a party has given the other party written notice at least 60 days prior to such anniversary date that such party does not agree to renew the employment agreement. Under the agreement, if we or a successor terminate Mr. Lynch’s employment, without cause, or if Mr. Lynch terminates employment upon the occurrence of certain events (following his written notice to us within 90 days of the occurrence of any event of good reason and our failure to cure the same within 30 days of receipt of such notice) following a change in control, he will be entitled to certain severance benefits; provided that he executes a release agreement. The severance benefits under the agreement consist of the following:
•
a lump-sum payment, within 30 days following termination, equal to one times his base salary then in effect, or immediately prior to any reduction which would entitle to Mr. Lynch to terminate his employment under certain circumstances under the agreement;

•
a lump-sum payment, within 30 days following termination, equal to the present value (determined based upon 120% of the then prevailing monthly short-term applicable federal rate) of the excess of (i) the aggregate retirement benefits Mr. Lynch would have received under the terms of each and every retirement plan (as defined in the agreement) had he (A) continued to be employed for one more year, and (B) received (on a pro rata basis, as appropriate) the greater of (1) the highest compensation taken into account under each such retirement plan with respect to one of the two years immediately preceding the year in which the date of termination occurs, or (2) his annualized base compensation in effect prior to the date of termination (or prior to any reduction which would entitle to Mr. Lynch to terminate his employment under certain circumstances under the agreement), over (ii) the retirement benefits he actually receives under the retirement plans;
•
for a period of one year from the date of termination of employment, life, disability, and medical insurance benefits will be provided at levels equivalent to the highest levels in effect for Mr. Lynch during any one of the three calendar years preceding the year in which notice of termination is delivered, or, to the extent such benefits cannot be provided under a plan because Mr. Lynch is no longer an employee, a lump sum cash payment equal to the after tax cost (estimated in good faith by us) of obtaining such benefits, or substantially similar benefits, within 30 days following termination; and

•
all unvested stock options will become immediately vested, and such options will be exercisable at any time prior to the earlier of the expiration date of such options or the date which is 90 days after termination of employment.

If Mr. Lynch becomes entitled to receive the severance benefits under the agreement, he will be subject to a covenant not to compete and an agreement not to solicit our customers or employees for 12 months following termination of employment.
The agreement generally defines the term “change in control” as the occurrence of any of the following during the term of the agreement:
•
any “person” or “group” (as those terms are defined or used in Section 13(d) of the Exchange Act), as enacted and in force on the date of the agreement) is or becomes the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act, as enacted and in force on the date of the agreement) of our securities representing 24.99% or more of the combined voting power of our securities then outstanding; or

•
there occurs a merger, consolidation, share exchange, division or other reorganization involving us and another entity which is not our affiliate in which our shareholders do not continue to hold a majority of the capital stock of the resulting entity, or a sale, exchange, transfer, or other disposition of substantially all of our assets to another entity or other person; or

•
there occurs a contested proxy solicitation or solicitations of our shareholders which results in the contesting party or parties obtaining the ability to elect a majority of the members of our Board standing for election at one or more meetings of our shareholders.

The agreement generally defines the term “cause” as:
•
a material breach of any provision of the agreement that Mr. Lynch fails to cure within 30 days following his receipt of written notice from us specifying the nature of his breach; or

•
willful misconduct of Mr. Lynch that is materially adverse to the best interests, monetary or otherwise, of AmeriServ; or

•
conviction, or the entering of a plea of guilty or nolo contendere, of a felony or of any crime involving moral turpitude, fraud or deceit.

The additional specified triggering circumstances following a change in control include:
•
any material reduction in his title, responsibilities, including reporting responsibilities, or authority, including such title, responsibilities, or authority as such may have been increased from time to time during the term of the agreement;

•
the assignment of Mr. Lynch to duties inconsistent with his office as existed on the day immediately prior to the date of a change in control, which has a material negative impact to Mr. Lynch on the employment relationship;

•
any material reduction in Mr. Lynch’s annual base salary in effect on the day immediately prior to the date of the change in control;

•
any failure to continue Mr. Lynch’s participation, on substantially similar terms, in any of our incentive compensation or bonus plans in which Mr. Lynch participated immediately prior to the change in control, or any change or amendment to any of the substantive provisions of any of such plans which would materially decrease the potential benefits to Mr. Lynch under any of such plans;

•
any failure by us to provide Mr. Lynch with benefits at least as favorable as those enjoyed by Mr. Lynch under any of our pension, life insurance, medical, health and accident, disability or other employee plans in which Mr. Lynch participated immediately prior to the change in control, or the taking of any action by us that would materially reduce any of such benefits in effect at the time of the change in control, unless such reduction relates to a reduction in benefits applicable to all employees generally; or

•
our breach of any provision of the agreement.

Mr. Huerth’s Employment Agreement
On August 28, 2023, Mr. Huerth was separated from employment with the Company and its affiliates. Under the terms of his employment agreement, dated May 10, 2010, with the Bank, Mr. Huerth received a severance payment equal to 0.75 times his annual base salary currently in effect and nine months of continued health insurance benefits, which amounted to, in the aggregate, $244,125.
The table below summarizes the payments the Named Executive Officers (other than Mr. Huerth which is described above) would receive if they were terminated as of, or if a change in control occurred on, December 31, 2023.
				Before Change in Control		After Change in Control
		Termination for Death or Disability	Involuntary Termination for Cause	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination without Cause	Voluntary Termination for Good Reason
Jeffery A. Stopko	Severance(1)	$0	$0	$733,734	$733,734	$1,168,582	$1,168,582
	Welfare continuation(2)	$0	$0	$27,525	$27,525	$40,072	$40,072
	Value of Accelerated Stock Options	$0	$0	$0	$0	$0	$0
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$(127,176)	$(127,176)
	Total	$0	$0	$761,259	$761,259	$1,081,477	$1,081,477
Michael D. Lynch	Severance(1)	$0	$0	$0	$0	$239,500	$239,500
	Additional retirement benefit payment	$0	$0	$0	$0	$127,350	$127,350
	Welfare continuation(2)	$0	$0	$0	$0	$17,835	$17,835
	Value of Accelerated Stock Options	$0	$0	$0	$0	$0	$0
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0
	Total	$0	$0	$0	$0	$384,685	$384,685

(1)
For severance and welfare continuation payment calculation, and time and form of such payments, see “Employment and Severance Agreements.”

(2)
Assumes no increase in the cost of welfare benefits.

Compensation of Directors
The following table sets forth information concerning compensation that we or the Bank or the Trust Company paid or accrued to each non-employee member of our Board during the year ended December 31, 2023.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total
J. Michael Adams, Jr.	$98,500	$27,500	$126,000
Amy Bradley	$35,400	$27,500	$62,900
Richard W. Bloomingdale	$19,400	$16,038	$35,438
Allan R. Dennison(2)	$45,000	$11,458	$56,458
David J. Hickton	$19,200	$16,042	$35,242
Kim W. Kunkle	$63,950	$27,500	$91,450
Margaret A. O’Malley	$42,700	$27,500	$70,200
Daniel A. Onorato	$30,600	$27,500	$58,100
Mark E. Pasquerilla	$52,000	$27,500	$79,500
Sara A. Sargent(2)	$23,500	$11,458	$34,958

(1)
Represents the price paid for such shares purchased in the open market. All non-employee independent directors serving as of May 16, 2023, received an annual retainer of $27,500 payable in shares of our Common Stock, which amounted to 9,557 shares with the exception of Mr. Bloomingdale and Mr. Hickton who became Directors after May 16, 2023. Mr. Bloomingdale received an annual retainer of $16,038 payable in shares of our Common Stock, which amounted to 4,866 shares. Mr. Hickton received an annual retainer of $16,041 payable in shares of our Common Stock, which amounted to 4,998 shares. Board meeting and committee meeting attendance fees are paid in cash. For such stock awards, the Trust Company engages in open market purchases on each director’s behalf over a period of several days until sufficient shares are purchased for the account of all directors up to the annual retainer amount. Shares are allocated to the accounts of each director on the basis of such average price.

(2)
Each of Mr. Dennison and Ms. Sargent retired as members of our Board on May 26, 2023.

In 2023, all ASRV and Bank board meetings were held separately with separate agendas and minutes. During 2023, non-employee directors received $1,000 for each ASRV Board meeting and $750 for each Bank board meeting attended and received $600 for their attendance at certain committee meetings of the ASRV and Bank board of directors. In 2023, each committee Chair received an annual retainer of $2,500 in addition to the committee meeting fee. However, directors frequently were not compensated for specially called committee meetings, telephonic meetings, or committee meetings convened for a limited purpose. Mr. Adams, in connection with his service as non-executive Chairman of the Board and all subsidiaries after May 26, 2023, received a monthly retainer of $9,000. Mr. Kunkle, in connection with his service as non-executive Vice Chairman of the Board and all subsidiaries after May 26, 2023, received a monthly retainer of $6,000. Prior to his retirement, Mr. Dennison, in connection with his service as non-executive Chairman of the Board and all subsidiaries during 2023, received a monthly retainer of $9,000.
Directors Adams, Kunkle and O’Malley are also directors of the Trust Company. Prior to their respective retirements, Mr. Dennison and Ms. Sargent were also directors of the Trust Company. Directors serving on the board of directors of the Trust Company, other than Mr. Adams after May 26, 2023 and Mr. Dennison, received $750 for each Trust Company board of directors meeting attended. Mr. Adams receives no additional compensation for attending such meetings after his appointment as Non-Executive Chairman of the Board. Mr. Dennison received no additional compensation for attending such meetings.
Mr. Adams and, prior to his retirement, Mr. Dennison also serve on the board of directors of West Chester Capital Advisors, a wholly-owned subsidiary of the Bank. Messrs. Adams and Dennison received no additional compensation for attending such meetings.

Director Deferred Compensation Plan
Under the Deferred Compensation Plan for Directors of AmeriServ Financial, Inc., which we refer to as the “Director Plan,” each director may defer receipt of all or a portion of any cash fees that are payable to the director for service on our Board or that of our affiliate. Deferred fees either: (i) accrue simple interest daily from the date of the deferral election until the date of distribution at an annual rate of return determined by the administrator of the Director Plan, in its sole discretion; or (ii) in the discretion of the administrator of the Director Plan, achieve a pre-tax rate of return based upon the participant’s selection among various investment options from the date of the deferral election until the date of distribution. Each participant is 100% vested with respect to the amounts deferred and any earnings with respect to such deferral. The Director Plan is a nonqualified deferred compensation plan. As such, the rights of all participants to any deferred amounts represent our unsecured promise to pay and the deferred amounts remain subject to the claims of our creditors.

PAY VERSUS PERFORMANCE INFORMATION
In August 2022, the SEC adopted final rules to implement Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The following information about the relationship between executive compensation actually paid and certain financial performance of the Company is provided pursuant to Item 402(v) of SEC Regulation S-K.
Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)(3)	Average Compensation Actually Paid to Non- PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”)(5)	Net Income (Loss) (thousands)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$561,439	$519,383	$534,440	$522,473	$107.35	$(3,346)
2022	$398,758	$403,714	$287,512	$291,170	$132.75	$7,448
2021	$482,348	$510,997	$385,968	$408,148	$126.20	$7,072

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Stopko (President and Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Stopko, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Stopko during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Stopko’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2023	$561,439	$—	$(42,056)	$519,383
2022	$398,758	$—	$4,956	$403,714
2021	$482,348	$35,400	$28,649	$510,997

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) an amount equal to the change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, an amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$—	$(4,667)	$—	$(37,389)	$—	$—	$(42,056)
2022	$—	$933	$—	$4,023	$—	$—	$4,956
2021	$35,600	$—	$—	$28,449	$—	$—	$28,649

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s named executive officers as a group (excluding Mr. Stopko) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Stopko) included for purposes of calculating the average amounts in each applicable year are as follows: for 2023, 2022 and 2021, Mr. Huerth, and Mr. Lynch.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Stopko), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Stopko) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Stopko) for each year to determine the compensation actually paid, using the same methodology described in Note 2 above:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$534,440	$—	$(11,967)	$522,473
2022	$287,512	$—	$3,658	$291,170
2021	$385,968	$26,550	$22,180	$408,148

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$—	$(1,750)	$—	$(10,217)	$—	$—	$(11,967)
2022	$—	$700	$—	$2,958	$—	$—	$3,658
2021	$26,700	$—	$—	$22,030	$—	$—	$22,180

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of cash dividends for the measurement period, assuming dividend reinvestment, and the difference between the Corporation’s share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period.

(6)
The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.
Compensation Actually Paid and Net Income (Loss)
In 2021 and 2022, net income was $7.1 million and $7.4 million, respectively, representing a 5.32% increase year over year. In 2023, net income was negative $3.3 million, representing a 144.9% decrease year over year from 2022. The graph below displays the relationship between this net income fluctuation and compensation actually paid to the PEO and NEOs:

Relationship Between NEO Compensation Actually Paid and Company Net Income
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
$(4,000)
Net Income (in thousands)
FY2021
FY2022
FY2023
CEO Comp. Actually Paid
Non-CEO NEOs Comp. Actually Paid
Net Income $7,072 $7,448 $(3,346)

Compensation Actually Paid and Cumulative TSR
In 2021, 2022, and 2023 our cumulative TSR on the value of a fixed $100 investment was $126.20, $132.75, and $107.35 respectively. The graph below displays the relationship between the change in the cumulative TSR and compensation actually paid to the PEO and NEOs:

Relationship Between NEO Compensation Actually Paid and Company TSR
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid
$140
$120
$100
$80
$60
$40
$20
$-
Total Shareholder Return (TSR)
FY2020
FY2021
FY2022
FY2023
CEO Comp. Actually Paid
Non-CEO NEOs Comp. Actually Paid
Value of $100 Investment

All information provided above under the “Pay Versus Performance Information” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MATTER NO. 2
AMEND THE ARTICLES OF INCORPORATION TO ELIMINATE
THE ABILITY TO EXERCISE CUMULATIVE
VOTING IN DIRECTOR ELECTIONS
Summary of the Amendment to the Articles of Incorporation
After careful consideration, the Board unanimously determined that it is in the best interests of the Company to amend the Articles of Incorporation to eliminate cumulative voting in the election of directors. Under cumulative voting, each shareholder is entitled to that number of votes equal to the number of directors being elected multiplied by the number of shares held by such shareholder. Each shareholder may give one candidate all the votes the shareholder is entitled to cast or may distribute his or her votes among as many candidates as the shareholder chooses. As a result, when cumulative voting is in effect, one shareholder (or group of shareholders) holding a relatively small number of shares may, by cumulating votes and applying them to certain director nominees, be able to elect one or more directors — even if a majority of shareholders oppose their election.
If the Articles Amendment is adopted by the shareholders and thereafter implemented, Article 6 of the Articles of Incorporation will be amended to expressly remove shareholders’ ability to cumulatively vote their shares in an election of directors. As a result, at the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”), each shareholder would be entitled to cast one vote per director nominee for each share of Common Stock held by such shareholders, without the ability to cumulate votes.
The text of Article 6 of the Articles of Incorporation as it is proposed to be amended by this Matter No. 2 is attached to this proxy statement as Appendix A, with addition of text indicated by double-underlining. The text of Appendix A is incorporated into this discussion by reference. Shareholders are encouraged to read the full text of the proposed amendment in Appendix A.
Corresponding Amendments to the Bylaws
The Board also has conditionally approved a conforming amendment to the Bylaws. If Matter No. 2 is approved and adopted by shareholders, the conforming amendment to the Company’s Bylaws would become effective. Shareholder approval is not required for the conforming amendment to the Bylaws, and shareholders are not being asked to vote on that amendment.
Summary of Amendments to the Bylaws Conditioned on Approval of Matter No. 2
The Board has also proposed to amend the Bylaws to:
1.
implement a majority voting standard for the election of directors in uncontested director elections and, in contested elections, provide that directors would be elected by a plurality vote of shareholders; and

2.
provide for proxy access, which would allow eligible shareholders to include their own nominees for director in the Company’s proxy statement, along with the Board’s nominees.

Each of these Bylaws amendments is conditioned upon shareholders adopting and approving Matter No. 2.
The Board has determined that, taken together with the elimination of cumulative voting, these proposed amendments represent a balanced and integrated approach designed to ensure shareholders are represented fairly and equitably in proportion to their economic interests in the Company. Together, the amendments further enhance shareholder participation in the Company’s corporate governance and director elections and ensure that the directors continue to represent all of the Company’s shareholders. In addition, the amendments reduce the possibility that a holder of far less than a majority of the outstanding shares could elect a director even when a significant majority of shares are voted against the election of the director. Because the Bylaws amendments and the Articles Amendment are designed to work together, the implementation of these amendments to the Bylaws is conditioned upon shareholder approval of Matter No. 2 (the proposal to amend the Articles to eliminate cumulative voting in director elections). Accordingly, unless Matter No. 2 is approved, these amendments to the Bylaws will not be implemented.
Shareholder approval of the conditional Bylaws amendments is not required, and you are not being asked to vote on these amendments.
Background
For a Pennsylvania corporation, such as the Company, unless otherwise provided in such company’s articles of incorporation, Pennsylvania law provides for cumulative voting by shareholders. As the Articles of Incorporation do not currently provide otherwise, the Company’s shareholders currently have the right to cumulate their votes, which provides shareholders the power to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute those votes among two or more nominees. The effect of cumulative voting is potentially to allow a shareholder that holds significantly less than a majority of the outstanding voting power to have disproportionate influence that could lead to the election of one or more directors.
After evaluating a number of considerations, our Board has determined that the elimination of cumulative voting is in the best interests of the Company and its shareholders. Put simply, cumulative voting allows a given shareholder or shareholders to have outsized influence over the election of a director or multiple directors on the Board. This can increase the chances that a certain director or directors may be focused on the special interests of the specific minority shareholder(s) who cumulated votes to elect them. In contrast, the Board believes that each director should represent the interests of all shareholders rather than the interests of a minority shareholder or a specific constituency and that having directors tied to the interests of a given subset of shareholders could impair the Board’s ability to operate effectively. The elimination of the ability to exercise cumulative voting ensures that directors elected to the Board equitably represent a greater number of shareholders and are not beholden to one particular group of minority holders. The Board further believes that the elimination of cumulative voting will best ensure that the Board will act for the benefit of all shareholders. This approach is consistent with the Company’s desire to proactively enhance its corporate governance practices and serve the best interests of all of the Company’s shareholders.
By eliminating cumulative voting, our shareholders would gain the protections of a “one share, one vote” framework in director elections. In addition, shareholders would prevent any individual shareholder from having the ability to exercise disproportionate voting power, control or influence over director elections in excess of their actual economic ownership of our shares.
If Matter No. 2 is approved and adopted, it will become effective upon the filing of an amendment to the Articles of Incorporation with the Secretary of State of the Commonwealth of Pennsylvania, which the Company intends to undertake promptly following the Annual Meeting upon requisite shareholder approval of Matter No. 2. If Matter No. 2 is not approved and adopted, then the Organizational Documents will remain as currently in effect and shareholders will retain the ability to cumulate their votes in director elections in accordance with the procedures set forth in the Bylaws.
This description of the proposed amendment to the Articles is only a summary and is qualified in its entirety by reference to the actual text of the proposed amendment, a copy of which is provided in Appendix A to this proxy statement.
Conditioned Amendment to Bylaws — Majority Voting Standard
If Matter No. 2 is adopted and approved by shareholders, shareholders would no longer be permitted to cumulate their votes in the elections of directors. Instead, the Bylaws would be amended by the Board to provide that directors are elected under a plurality voting standard, pursuant to which nominees who receive the most votes (up to the number of directors to be elected in such election) are elected as directors. In addition, the proposed amendments to the Bylaws, which are contingent upon the approval of Matter No. 2, will implement a majority voting standard for the election of directors in uncontested director elections. In contested elections, directors would continue to be elected by a plurality vote of shareholders.
The Board believes that a change to a majority vote standard in uncontested elections, coupled with the elimination of cumulative voting, is appropriate at this time and is consistent with the Board’s desire to maintain alignment of shareholder interests and Board accountability. Under a plurality voting standard, a director nominee in a director election can be elected or re-elected with as little as a single affirmative vote, even while a substantial majority of the votes cast are “withheld” from that director nominee. Even if 99% of the shares “withhold” authority to vote for a candidate or all the candidates, a 1% “for” vote results in the candidate’s election or re-election to the Board. The Board believes that the adoption of the proposed majority voting standard will give shareholders a greater voice in determining the composition of the Board by giving effect to shareholder votes “against” a director candidate, and by requiring a majority of the votes cast be voted “for” a candidate in order for such candidate to obtain or retain a seat on the Board. Furthermore, the adoption of a majority voting standard is intended to reinforce the Board’s belief that it is accountable to, and should represent the interests of all, of the Company’s shareholders.
In the case of “contested director elections,” however, the Board believes that a plurality voting standard should continue to apply. An election shall be contested if, as of the record date for a meeting of shareholders at which directors are to be elected, the Secretary of the Company determines that the number of nominees exceeds the number of directors to be elected at such meeting. In a contested election where there are two or more candidates for a single director position, if majority voting were utilized, there is an increased likelihood that no candidate would receive a majority vote, resulting in a failed election. Moreover, if the plurality voting standard did not apply in contested elections, it is possible that more nominees could be elected than the number of director seats up for election because the proposed majority voting standard simply compares the number of “for” votes with the number of “against” votes for each director nominee without regard to voting for other nominees. Accordingly, the proposed majority voting standard retains plurality voting in contested director elections to avoid such inconsistent results.
Additionally, under Pennsylvania law, if an incumbent director fails to receive a sufficient number of votes for re-election at the end of his or her term, such director continues to serve on the Board until his or her successor is elected and qualified or until earlier resignation or removal (known as the “holdover rule”). In light of the holdover rule and to give appropriate effect to the majority voting standard, if Matter No. 2 is approved, the Board will amend its Nominating and Corporate Governance Committee Charter to adopt a resignation policy that will require each director to submit an advance, contingent, irrevocable resignation that the Board may accept if shareholders do not re-elect that director. In that situation, our Nominating and Corporate Governance Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take the recommendation of any other committees and publicly disclose its decision and the rationale behind it.
Further, in connection with these amendments, the Board would adopt a procedural change to the Bylaws via the addition of the new Section 2.20, to provide for specific mechanisms by which directors may submit their resignations to the Chairperson of the Board of Directors.
This description of the conditional amendments to the Bylaws is only a summary and is qualified in its entirety by reference to the actual text of the proposed amendment, a copy of which is provided in Appendix B to this proxy statement.
The conditional Bylaws amendments will be adopted by the Board if and only if Matter No. 2 is approved. You are not being asked to vote on the conditional Bylaws amendments as separate matters.
Conditioned Amendment to Bylaws — Proxy Access
Subject to shareholder approval of Matter No. 2, the Board would amend the Bylaws to provide for proxy access, which would allow eligible shareholders to include their own nominees for director in the Company’s proxy statement, along with the Board’s nominees.
This amendment would permit any eligible shareholder, or group of no more than twenty (20) eligible shareholders, that complies with certain existing informational disclosure requirements in the Bylaws, to include a director nominee in the Company’s proxy statement for its annual meeting. Such informational disclosure requirements include, but are not limited to, the name and address of the shareholder or beneficial owner, if any, who intends to make the nomination, the number of shares of each class and series of the Company which are owned of record and beneficially by such shareholder and such beneficial owner, a representation that there are (and will be) no undisclosed arrangements and understandings between the nominating shareholder, any beneficial owner and any other person(s) pursuant to which the nomination is being made, the name and address of the person(s) being nominated, a description of any agreements, arrangements or understandings (including derivative securities) entered into by such shareholder or on behalf of such shareholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price, exchanges for, or increase or decrease the voting power of such shareholder or any of its affiliates or associates with respect to shares of the Company, and certain other agreements and interests of the shareholder.
Our Board’s intent is that proxy access, together with a majority voting standard and the elimination of cumulative voting, will give all shareholders, including minority shareholders, the opportunity to express their opinions and actively participate in elections, while limiting the ability of a minority shareholder to have a disproportionate influence on director elections.
In order to provide adequate time to assess shareholder-nominated candidates, requests to include shareholder-nominated candidates in the Company’s proxy materials must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the one hundred twentieth (120th) calendar day, nor earlier than the close of business on the one hundred fiftieth (150th) calendar day prior to the first anniversary of the date the Company’s proxy statement was released to shareholders in connection with the annual meeting of shareholders in the immediately preceding year, subject to certain limited exceptions, consistent with the Company’s existing policies with respect to shareholder nominations of directors.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
This description of the conditional amendments to the Bylaws is only a summary and is qualified in its entirety by reference to the actual text of the proposed amendment, a copy of which is provided in Appendix C to this proxy statement.
The conditional Bylaws amendments will be adopted by the Board if and only if Matter No. 2 is approved. You are not being asked to vote on the conditional Bylaws amendments as separate matters.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO
APPROVE AND ADOPT THE ARTICLES AMENDMENT.

MATTER NO. 3
ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
As described above in the “Executive Compensation” section and the compensation tables of this proxy statement, the Company’s compensation programs are designed to:
•
align the interests of our executive officers with the long-term interests of our shareholders;

•
create a culture that rewards the superior performance of our executive officers through the attainment of specified performance objectives and targets; and

•
attract, motivate, and retain the highest level of executive talent and experience for the benefit of our shareholders.

We are submitting a non-binding proposal allowing our shareholders to cast an advisory vote on our compensation program at the annual meeting of shareholders. This proposal, commonly known as a “say-on-pay” vote, gives you as a shareholder of the Company an opportunity to endorse or not endorse our executive compensation programs and policies through the following resolution:
“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the narrative disclosure regarding executive compensation, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”
Because your vote is advisory, it will not be binding upon the Board. However, the compensation/human resources committee will take into account the outcome of the vote when considering future executive compensation programs and arrangements.
Opponents of say-on-pay votes have suggested that the impact on shareholder value of these proposals remains unproven because shareholders currently, for example, have the right to approve certain compensation plans, such as stock option plans.
Therefore, we cannot assess what measurable impact, if any, this proposal will have in the creation of shareholder value or improving our corporate governance, in light of the corporate governance standards we currently have in place.
We believe that both the Company and its shareholders benefit from maintaining a constructive dialogue with its shareholders. This proposal is only one part of our corporate governance program and practices that maintain this dialogue with our shareholders and our commitment to the creation of long-term shareholder value.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE ABOVE ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS.

MATTER NO. 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
On March 9, 2023, the audit committee of our Board extended the engagement of Snodgrass to provide audit, tax, and benefit plan audit services and September 7, 2023 for SSAE 18 audit related services for the years ending on December 31, 2023, 2024 and 2025. Snodgrass has audited our consolidated financial statements as of and for the year ended December 31, 2023. The report on those consolidated financial statements appears in this Annual Report on Form 10-K.
Audit Fees
The following table sets forth the aggregate fees billed to us by Snodgrass for the fiscal years ended December 31, 2023, and December 31, 2022.
	2023	2022
Audit Fees	$298,375	$268,146
Audit-Related Fees	147,828	120,831
Tax Fees	35,390	35,100
All Other Fees	0	24,267
“Audit Fees” include fees for audit services associated with the integrated audit of the company’s financial statements and internal controls over financial reporting, the services associated with the quarterly reviews of Form 10-Q and the annual Form 10-K, compliance audit procedures required by HUD and out-of-pocket expenses for all services aforementioned.
“Audit-Related Fees” includes fees associated with the SSAE 18 examination issued by the Trust Company, the audit of the 401(k) profit sharing plan on Form 11-K, an audit of certain common and collective funds of the Trust Company, the surprise custody examination of procedures for our registered investment advisory subsidiary and out-of-pocket expenses for all services aforementioned.
“Tax Fees” includes tax preparation, tax compliance and tax advice.
“All Other Fees” include an information technology network security assessment.
The audit committee’s Pre-Approval Policy is available on the Company’s website at: https://investors.ameriserv.com/governance/governance-documents.
The audit committee pre-approves all audit and legally permissible non-audit services provided by Snodgrass in accordance with the pre-approval policies and procedures adopted by the committee at its meeting on August 3, 2023 and further updated on October 19, 2023. These services may include audit services, audit-related services, tax services and other services. Under the policy, pre-approved services include pre-approval of non-prohibited services for a limited dollar amount. A list of the prohibited non-audit services as defined by the SEC is attached to the pre-approval policy. The SEC’s rule and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
The pre-approval fee levels for all services to be provided by Snodgrass are established annually by the audit committee. Any proposed services exceeding these levels will require specific pre-approval by the audit committee. All services performed by Snodgrass in 2023 were pre-approved in accordance with the pre-approval policy.
Shareholder ratification of the selection of Snodgrass as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board, on behalf of the audit committee, is submitting the selection of Snodgrass to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of us.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY
THE APPOINTMENT OF SNODGRASS, AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT
The audit committee of ASRV’s Board operates under a written charter that specifies the audit committee’s duties and responsibilities. This charter is available on our website at https://investors.ameriserv.com/corporate-information/documents.
The audit committee oversees ASRV’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report with management including a discussion about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.
The audit committee reviewed with Snodgrass, our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of ASRV’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards or as are required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from Snodgrass required by the Independence Standards Board Standard No. 1, and has discussed with Snodgrass its independence. When necessary, the audit committee has considered the compatibility of non-audit services with the auditor’s independence.
The audit committee discussed with ASRV’s internal auditor and Snodgrass the overall scope and plans for their respective audits. The audit committee met with the internal auditor and Snodgrass to discuss the results of their audits and examinations, their evaluations of ASRV’s internal controls and the overall quality of ASRV’s financial reporting.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee,
Margaret A. O’Malley (Chair)
Daniel A. Onorato (Vice Chair)
Richard W. Bloomingdale
Mark E. Pasquerilla

FINANCIAL INFORMATION
Requests for printed financial material (including our annual reports, Forms 10-K, 10-Q and Call Reports) should be directed to Michael D. Lynch, Executive Vice President, Chief Financial Officer, Chief Investment Officer & Chief Risk Officer, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, telephone (814) 533-5193.

DIRECTOR INDEPENDENCE AND TRANSACTIONS WITH RELATED PARTIES
Director Independence
The Board undertakes a formal review of director independence semi-annually with input from outside corporate counsel. This process consists of an oral question and answer session at a board meeting at which all directors hear the responses of each director and have an opportunity to evaluate the facts presented. As part of this question and answer session, each director is asked to confirm that there are no facts or circumstances with respect to the director that would be in conflict with the NASDAQ listing standards regarding independence or that would otherwise compromise the director’s independence. This independence review is further supplemented by an annual questionnaire that directors are required to complete that contains a number of questions designed to ascertain the facts necessary to determine independence, as well as facts regarding any related party transactions. Based upon these reviews, the Board has determined that all of our current directors, other than Mr. Stopko, our President and Chief Executive Officer, are independent. In making this determination, the Board considered a number of specific relationships between directors and ASRV as follows:
•
Director Kunkle is the majority owner of Laurel Holdings, Inc. Among other things, Laurel Holdings operates a company that provides janitorial services to the Company. In 2023, the Company paid Laurel Holdings the sum of approximately $293,000 for these services. The amount paid represents less than five percent of Laurel Holdings’ consolidated revenues. Accordingly, the Board concluded that the existence of this relationship did not impair Mr. Kunkle’s independence.

Transactions With Related Parties
Certain directors, nominees, and executive officers or their associates were customers of and had transactions with the Company or its subsidiaries during 2023. Transactions that involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectability or present other unfavorable features. All transactions, products or services provided to the directors, nominees, executive officers, or their associates by the Company or its subsidiaries are on substantially the same terms and conditions that those directors, nominees, executive officer, or their associates could receive elsewhere.
Review, Approval or Ratification of Transactions with Related Persons
Our audit committee charter requires that the audit committee approve all related party transactions other than routine deposit relationships and loans that otherwise comply with federal regulations. ASRV also reviews the independence of directors semi-annually. During this process, related party transactions are disclosed to all board members.

OTHER MATTERS
The Board knows of no other matters to be presented at the annual meeting. If, however, any other business should properly come before the annual meeting, or any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.
HOUSEHOLDING
The Company is permitted by SEC regulations to deliver a single Special Report or proxy statement to any household at which two or more registered shareholders have the same last name and address, unless the Company has received instructions to the contrary from one or more of the shareholders. This is known as “householding” and is intended to save the cost of delivering multiple duplicate copies of the proxy materials to the same address. The Company will continue to include a separate proxy card for each registered shareholder account.
The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. The shareholder should send a written request to AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, or call us at (717) 225-2719, if the shareholder (1) wishes to receive a separate copy of the proxy statement for the Annual Meeting; (2) wishes to receive separate copies of the proxy statements for future annual or special meetings of shareholders; or (3) is sharing an address and wishes to request delivery of a single copy of the proxy statements if the shareholder is now receiving multiple copies of proxy statements.
SHAREHOLDER COMMUNICATIONS
Shareholders and other interested parties who desire to communicate directly with our independent, non-management directors should submit communications in writing addressed to the Non-Executive Chairman of the Board, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.
Shareholders, employees and other interested parties who desire to express a concern relating to accounting or auditing matters should communicate directly with our audit committee in writing addressed to the Audit Committee Chair, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR NEXT ANNUAL MEETING
Any shareholder who desires to submit a proposal for inclusion in the proxy materials relating to the 2025 Annual Meeting in accordance with the rules of the SEC must submit such proposal in writing, addressed to: Non-Executive Chairperson of the Board of Directors, AmeriServ Financial, Inc., Executive Offices, P.O. Box 430, Johnstown, Pennsylvania 15907-0430 no later than [•]. In accordance with our Bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in our proxy materials, must comply with the procedures specified in our Bylaws, including providing notice thereof in writing, delivered or mailed to the Non-Executive Chairperson of the Board of Directors at the address above, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. Assuming the 2025 Annual Meeting is held within thirty days before or after August 20, 2025, this period will begin on April 22, 2025 and will end on May 22, 2025.
In accordance with our Bylaws, a shareholder who desires to nominate candidates for election to the Board must comply with the proceeding specified in the Bylaws, including providing proper notice of the nomination in writing, delivered or mailed to the Non-Executive Chairperson of the Board of Directors at the address above, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. Assuming the 2025 Annual Meeting is held within thirty days before or after August 20, 2025, this period will begin on April 22, 2025, and will end on May 22, 2025. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 1, 2025. However, if the date of the 2025 Annual Meeting is more than thirty days before or after the anniversary of the date of the Annual Meeting, then such written notice must be delivered by the later of (x) the tenth day following the public announcement of the date of the 2025 Annual Meeting is first made by the Company and (y) the date which is sixty days prior to the date of the 2025 Annual Meeting.
If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, proxy holders may exercise discretionary voting authority under proxies that we solicit to vote in accordance with their best judgment on any such shareholder proposal or nomination.
By Order of the Board of Directors:
Sharon M. Callihan
Corporate Secretary
July [•], 2024

Appendix A
ARTICLES AMENDMENT
6.
The business and affairs of the Corporation shall be managed by a Board of Directors comprised as follows:

(a)
The whole Board of Directors shall consist of such number of persons, not less than 5 nor more than 25, as may from time to time be determined by the Board pursuant to a resolution adopted by a majority vote of the directors then in office or by resolution of the shareholders at a meeting thereof.

(b)
Beginning with the Board of Directors to be elected at the annual meeting of shareholders to be held in 1986, the Directors shall be classified, in respect solely to the time for which they shall severally hold office, by dividing them into three classes as nearly equal in number as possible. At the annual meeting of shareholders to be held in 1986, separate elections shall be held for the directors of each class, the term of office of directors of the first class to expire at the first annual meeting after their election; the term of office of the directors of the second class to expire at the second annual meeting after their election; and the term of office of the directors of the third class to expire at the third annual meeting after their election. At each succeeding annual meeting, the shareholders shall elect directors of the class whose term then expires, to hold office until the third succeeding annual meeting. Each director shall hold office for the term for which elected and until his or her successor shall be elected and shall qualify.

(c)
Any director, any class of directors or the entire Board of Directors may be removed from office by shareholder vote at any time, without assigning any cause, but only if the holders of not less than two-thirds of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote at an annual election of directors voting together as a single class, shall vote in favor of such removal.

(d)
Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled only by a majority vote of the remaining directors then in office, though less than a quorum, except that vacancies resulting from removal from office by a vote of the shareholders may be filled by the shareholders at the same meeting at which such removal occurs. All directors elected to fill vacancies shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

(e)
Whenever the holders of any class or series of preferred stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, none of the foregoing provisions of this Article Sixth shall apply with respect to the director or directors elected by such holders of preferred stock.

(f)
The shareholders of the Corporation shall not be entitled to cumulate their votes for the election of directors.

A-1

Appendix B
BYLAWS AMENDMENT — MAJORITY VOTING
Section 2.19   Election of Directors; Majority Voting Resignation Policy.
a.
Directors shall be elected by a plurality of the votes cast (meaning that the director nominees who receive the highest number of shares voted “for” their election are elected).

b.
Each person who is nominated to stand for election as director, whether such nomination is proposed by the Company or a shareholder, shall, as a condition to such nomination, tender an irrevocable resignation in advance of the meeting for the election of directors. Such resignation will be effective if, pursuant to Section 2.19(c) of these Bylaws, (i) the person does not receive a majority of the votes cast at the next meeting of shareholders held for the election of directors that is not a contested meeting of shareholders, and (ii) the Board of Directors accepts the resignation. For purpose of this Section 2.19, a contested meeting of shareholders is any meeting of shareholders for which (i) the Secretary of the Company receives from a shareholder an advance notice indicating that such shareholder intends to propose at least one candidate for election as a director at a meeting of shareholders which notice is in compliance with the advance notice requirements for shareholder nominees for director set forth in Section 1.8 of these Bylaws and (ii) such notice of nomination has not been withdrawn by such shareholder on or before the tenth (10th) calendar day before the Company files its definitive proxy statement for such meeting with the SEC (regardless of whether or not such proxy statement is thereafter revised or supplemented).

c.
If, at an uncontested meeting of shareholders, any nominee for election to the Board of Directors receives a plurality of the votes cast, but does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept the director’s resignation or whether other action should be taken. The Nominating and Corporate Governance Committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director not receiving a majority of the votes cast will not participate in the Committee’s recommendation or the Board of Directors’ decision regarding the tendered resignation. The independent members of the Board of Directors will consider the Nominating and Corporate Governance Committee’s recommendation and publicly disclose (by means of a press release, a filing with the SEC or other broadly disseminated means of communication) the Board of Directors’ decision and the basis for that decision within ninety (90) calendar days from the date of the certification of the final election results. If less than two members of the Nominating and Corporate Governance Committee are elected at a meeting for the election of directors, the independent members of the Board of Directors who were elected shall consider and act upon the tendered resignation. If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting and until a successor is duly elected, or the earlier of resignation or removal. If a director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 2.4 of these Bylaws or may decrease the size of the Board pursuant to the provisions of Section 2.4 of these Bylaws. For purposes of this Section 2.19, a majority of the votes cast means that the number of shares voted “for” must exceed the number of shares voted “against” with respect to that director’s election. For the avoidance of doubt, votes cast shall not include abstentions.

Section 2.20   Director Resignations.   Any director may resign at any time upon notice given in writing or by electronic transmission to the Chair of the Board, the Chief Executive Officer or the Secretary of the Company; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either be set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered, unless the resignation specifies a later effective date or an effective date determined upon the occurrence of an event or events. Acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided in the Articles of Incorporation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

B-1

Appendix C
BYLAWS AMENDMENT — PROXY ACCESS
Section 1.10   Proxy Access.
(a)
Inclusion of Shareholder Nominee in Proxy Statement.   Subject to the provisions of this Section 1.10, the Corporation shall include in its proxy statement (including its form of proxy) for an annual meeting of shareholders the name of any shareholder nominee for election to the Board of Directors submitted pursuant to this Section 1.10 (each a “Shareholder Nominee”) provided:

(i)
timely written notice of such Shareholder Nominee satisfying this Section 1.10 (“Notice”) is delivered to the Corporation by a shareholder or shareholder group that, at the time the Notice is delivered, satisfies the ownership and other requirements of this Section 1.10 (such shareholder or shareholder group, the “Eligible Shareholder”);

(ii)
the Eligible Shareholder expressly elects in writing at the time of providing the Notice to have its Shareholder Nominee included in the Corporation’s proxy statement pursuant to this Section 1.10; and

(iii)
the Eligible Shareholder and the Shareholder Nominee otherwise satisfy the requirements of this Section 1.10.

(b)
Timely Notice.   To be timely, the Notice must be delivered to the secretary of the Corporation at the principal executive offices of the Corporation, not later than 120 days nor more than 150 days prior to the first anniversary of the date; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the Notice must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Corporation. In no event shall an adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of the Notice.

(c)
Information to be Included in Proxy Statement.   In addition to including the name of the Shareholder Nominee in the Corporation’s proxy statement for the annual meeting, the Corporation shall also include (collectively, the “Required Information”):

(i)
the information concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the Corporation’s proxy statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and

(ii)
if the Eligible Shareholder so elects, a written statement of the Eligible Shareholder (or in the case of a group, a written statement of the group), not to exceed 500 words, in support of its Shareholder Nominee, which must be provided at the same time as the Notice for inclusion in the Corporation’s proxy statement for the annual meeting (a “Statement”).

Notwithstanding anything to the contrary contained in this Section 1.10, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is untrue in any material respect (or omits a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading) or would violate any applicable law, rule, regulation, or listing standard. Additionally, nothing in this Section 1.10 shall limit the Corporation’s ability to solicit against and include in its proxy statement its own statements relating to any Shareholder Nominee.
(d)
Shareholder Nominee Limits.   The number of Shareholder Nominees (including Shareholder Nominees that were submitted by an Eligible Shareholder for inclusion in the Corporation’s proxy statement pursuant to this Section 1.10 but either are subsequently withdrawn or that the Board of Directors decides to nominate) appearing in the Corporation’s proxy statement with respect to a meeting of shareholders shall not exceed the greater of: (x) two; or (y) 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered pursuant to this Section 1.10 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (the “Permitted Number”); provided, however, that:
(i)
in the event that one or more vacancies for any reason occurs on the Board of Directors at any time after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of shareholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced;

(ii)
any Shareholder Nominee who is included in the Corporation’s proxy statement for a particular meeting of shareholders but either: (A) withdraws from or becomes ineligible or unavailable for election at the meeting, or (B) does not receive a number of votes cast in favor of their election at least equal to 25% of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the Shareholder Nominee’s election, shall be ineligible to be included in the Corporation’s proxy statement as a Shareholder Nominee pursuant to this Section 1.10 for the next two annual meetings of shareholders following the meeting for which the Shareholder Nominee has been nominated for election;

(iii)
any director in office as of the nomination deadline who was included in the Corporation’s proxy statement as a Shareholder Nominee for any of the three preceding annual meetings and whom the Board of Directors decides to nominate for election to the Board of Directors will be counted against the Permitted Number;

(iv)
any director recommended by the Board of Directors pursuant to an agreement, arrangement, or other understanding with a shareholder or group of shareholders (other than any such agreement, arrangement, or other understanding entered into in connection with an acquisition of stock from the Corporation by such shareholder or group of shareholders) will be counted against the Permitted Number.

In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 1.10 exceeds the Permitted Number, each Eligible Shareholder shall select one Shareholder Nominee for inclusion in the Corporation’s proxy statement until the Permitted Number is reached, going in order of the amount (from greatest to least) of voting power of the Corporation’s capital stock entitled to vote on the election of directors as disclosed in the Notice. If the Permitted Number is not reached after each Eligible Shareholder has selected one Shareholder Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the Permitted Number is reached.
(e)
Eligibility of Nominating Shareholder; Shareholder Group.   An Eligible Shareholder, and the beneficial owner, if any, on whose behalf the Shareholder Nominee is being proposed, must have owned (as defined below) continuously for at least three years a number of shares that represents 3% or more of the outstanding shares of the Corporation entitled to vote in the election of directors (the “Required Shares”) as of both the date the Notice is delivered to or received by the Corporation in accordance with this Section 1.10 and the record date for determining shareholders entitled to vote at the meeting and must continue to own the Required Shares for at least one year following the date of the annual meeting/deliver a statement regarding the Eligible Shareholder’s, and the beneficial owner’s, if any, on whose behalf the Shareholder Nominee is being proposed, intent with respect to continued ownership of the Required Shares for at least one year following the annual meeting. For purposes of satisfying the ownership requirement under this Section 1.10, the voting power represented by the shares of the Corporation’s capital stock owned by one or more shareholders of record, or by the beneficial owners, if any, on whose behalf the Shareholder Nominee is being proposed, may be aggregated, provided that:

(i)
the number of shareholders of record and, if and to the extent that a holder of record is acting on behalf of one or more beneficial owners, of such beneficial owners, whose stock ownership is aggregated for the purpose of satisfying the ownership requirement under this Section 1.10 shall not exceed 20; and

(ii)
each shareholder of record or beneficial owner whose shares are aggregated shall have held such shares continuously for at least three years as required by this Section 1.10(e).

Whenever an Eligible Shareholder consists of a group of shareholders of record and/or beneficial owners, any and all requirements and obligations for an Eligible Shareholder set forth in this Section 1.10 must be satisfied by and as to each such shareholder or beneficial owner, except that shares may be aggregated to meet the Required Shares as provided in this Section 1.10(e). With respect to any one particular annual meeting, no shares may be attributed to more than one Eligible Shareholder, and no shareholder of record or beneficial owner, alone or together with any of its affiliates, may individually or as a member of a group qualify as or constitute more than one an Eligible Shareholder under this Section 1.10.
(f)
Funds.   A group of two or more funds shall be treated as one shareholder of record or beneficial owner for this Section 1.10 provided that the other terms and conditions in this Section 1.10 are met (including Section 1.10(h)(v)(A)) and the funds are:

(i)
under common management and investment control;

(ii)
under common management and funded primarily by the same employer (or by a group of related employers that are under common control); or

(iii)
a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended.

(g)
Ownership.   For purposes of this Section 1.10, a shareholder of record or a beneficial owner, as the case may be, shall be deemed to “own” only those outstanding shares of the Corporation’s capital stock as to which the shareholder of record, or, if such shareholder is a nominee, custodian, or other agent that is holding the shares on behalf of a beneficial owner, that the beneficial owner on whose behalf the Shareholder Nominee is being proposed possesses both:

(i)
the full voting and investment rights pertaining to the shares; and

(ii)
the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:

(A)
sold by such shareholder or beneficial owner or any of their respective affiliates in any transaction that has not been settled or closed,

(B)
borrowed by such shareholder or beneficial owner or any of their respective affiliates for any purposes or purchased by such shareholder or beneficial owner or any of their respective affiliates pursuant to an agreement to resell, or

(C)
subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such shareholder, beneficial owner, or any of their respective affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such shareholder’s, beneficial owner’s, or affiliate’s full right to vote or direct the voting of any such shares; and/or (2) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such shareholder, beneficial owner, or affiliate.

An Eligible Shareholder and beneficial owner, if any, on whose behalf the Shareholder Nominee is proposed “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Shareholder or beneficial owner, as applicable, retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Shareholder’s and beneficial owner’s ownership of shares shall be deemed to continue during any period in which the Eligible Shareholder or beneficial owner, as applicable, has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the Eligible Shareholder or beneficial owner, as applicable. An Eligible Shareholder’s and beneficial owner’s ownership of shares shall be deemed to continue during any period in which the Eligible Shareholder or beneficial owner, as applicable, has loaned such shares, provided that the Eligible Shareholder or beneficial owner, as applicable, has the power to recall such loaned shares on three business days’ notice and recalls such loaned shares not more than three business days after being notified that any of its Shareholder Nominees will be included in the Corporation’s proxy statement. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. For purposes of this Section 1.10, the term “affiliate” shall have the meaning ascribed thereto in the regulations promulgated under the Exchange Act.
(h)
Nomination Notice and Other Eligible Shareholder Deliverables.   An Eligible Shareholder must provide with its Notice the following information in writing to the secretary of the Corporation:

(i)
one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the Notice is delivered to or received by the Corporation, the Eligible Shareholder and beneficial owner, if any, on whose behalf the Shareholder Nominee is proposed owns, and has owned continuously for the preceding three years, the Required Shares, and the Eligible Shareholder’s and beneficial owner’s agreement to provide:

(A)
within five business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Shareholder’s and any applicable beneficial owner’s continuous ownership of the Required Shares through the record date, and

(B)
immediate notice if the Eligible Shareholder, or beneficial owner, if any, on whose behalf the Shareholder Nominee is proposed ceases to own any of the Required Shares prior to the date of the applicable annual meeting of shareholders;

(ii)
the representation and agreement of the Eligible Shareholder and beneficial owner, if any, on whose behalf the Shareholder Nominee is proposed that it::

(A)
intends to continue to satisfy the eligibility requirements described in this Section 1.10 through the date of the annual meeting, including a statement that it intends to continue to own the Required Shares for at least one year following the date of the annual meeting,

(B)
acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent,

(C)
has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Shareholder Nominee(s) being nominated pursuant to this Section 1.10,

(D)
has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Shareholder Nominee(s) or any nominee of the Board of Directors,

(E)
will not distribute to any shareholder any form of proxy for the meeting other than the form distributed by the Corporation,

(F)
has provided and will provide facts, statements, and other information in all communications with the Corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading,

(G)
agrees to assume all liability stemming from any legal or regulatory violation arising out of the it’s communications with the Corporation’s shareholders or out of the information that it provides to the Corporation,

(H)
agrees to indemnify and hold harmless the Corporation and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 1.10,

(I)
will file with the SEC any solicitation or other communication with the Corporation’s shareholders relating to the meeting at which the Shareholder Nominee will be nominated, regardless of whether any such filing is required under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or whether any exemption from filing is available for such solicitation or other communication under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and

(J)
will comply with all other applicable laws, rules, regulations, and listing standards with respect to any solicitation in connection with the meeting;

(iii)
the written consent of each Shareholder Nominee to be named in the Corporation’s proxy statement, and form of proxy and, as a nominee and, if elected, to serve as a director;

(iv)
a copy of the Schedule 14N (or any successor form) that has been filed with the Securities and Exchange Commission (“SEC”) as required by Rule 14a-18 under the Exchange Act;

(v)
in the case of a nomination by a shareholder group that together is an Eligible Shareholder:

(A)
documentation satisfactory to the Corporation demonstrating that a group of funds qualifies pursuant to the criteria set forth in Section 1.10(f) to be treated as one shareholder or person for purposes of this Section 1.10, and

(B)
the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating shareholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and

(vi)
if desired, a Statement.

(i)
Shareholder Nominee Agreement.   Each Shareholder Nominee must:

(i)
provide within five business days of the Corporation’s request an executed agreement, in a form deemed satisfactory to the Corporation, providing the following representations:

(A)
the Shareholder Nominee has read and agrees to adhere to the Corporation’s Code of Ethics and Legal Code of Conduct, and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading, and

(B)
the Shareholder Nominee is not and will not become a party to: (1) any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”); or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, and

(C)
the Shareholder Nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification (a “Compensation Arrangement”) in connection with such person’s nomination for director or service as a director;

(ii)
complete, sign, and submit all questionnaires required of the Corporation’s Board of Directors within five business days of receipt of each such questionnaire from the Corporation; and

(iii)
provide within five business days of the Corporation’s request such additional information as the Corporation determines may be necessary to permit the Board of Directors to determine whether such Shareholder Nominee meets the requirements of this Section 1.10 or the Corporation’s requirements with regard to director qualifications and policies and guidelines applicable to directors, including whether:
(A)
such Shareholder Nominee is independent under the independence requirements, including the committee independence requirements, set forth in the listing standards of the stock exchange on which shares of the Corporation’s capital stock are listed, any applicable rules of the SEC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors (the “Independence Standards”),

(B)
such Shareholder Nominee has any direct or indirect relationship with the Corporation that has not been deemed categorically immaterial pursuant to the Corporation’s Code of Ethics and Legal Code of Conduct, and

(C)
such Shareholder Nominee is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), or (2) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act.

(j)
Eligible Shareholder/Shareholder Nominee Undertaking.   In the event that any information or communications provided by the Eligible Shareholder or Shareholder Nominee to the Corporation or its shareholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the secretary of the Corporation in writing of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct. Notwithstanding the foregoing, the provision of any such notification pursuant to the preceding sentence shall not be deemed to cure any defect or limit the Corporation’s right to omit a Shareholder Nominee from its proxy materials as provided in this Section 1.10.

(k)
Exceptions Permitting Exclusion of Shareholder Nominee.   The Corporation shall not be required to include pursuant to this Section 1.10 a Shareholder Nominee in its proxy statement (or, if the proxy statement has already been filed, to allow the nomination of a Shareholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation):

(i)
if the Eligible Shareholder who has nominated such Shareholder Nominee, or the beneficial owner, if any, on whose behalf such Shareholder Nominee has been proposed, has nominated for election to the Board of Directors at the meeting any person other than pursuant to this Section 1.10, or has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Shareholder Nominee(s) and any nominee of the Board of Directors;

(ii)
if the Corporation has received a notice (whether or not subsequently withdrawn) that a shareholder intends to nominate any candidate for election to the Board of Directors pursuant to the advance notice requirements for shareholder nominees for directors in Section 1.3 of these bylaws;

(iii)
who is not independent under the Independence Standards;

(iv)
whose election as a member of the Board of Directors would violate or cause the Corporation to be in violation of these bylaws, the Corporation’s Articles of Incorporation, Code of Ethics and Legal Code of Conduct, or other document setting forth qualifications for directors, the listing standards of the stock exchange on which shares of the Corporation’s capital stock is listed, or any applicable state or federal law, rule, or regulation;

(v)
if the Shareholder Nominee is or becomes a party to any Voting Commitment;

(vi)
if the Shareholder Nominee is or becomes a party to any Compensation Arrangement;

(vii)
who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

(viii)
who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years;

(ix)
who is subject to any order of the type specified in Rule 506(d) of Regulation D under the Securities Act; or

(x)
if such Shareholder Nominee or the applicable Eligible Shareholder, or the beneficial owner, if any on whose behalf the Shareholder Nominee is proposed, shall have provided information to the Corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 1.10.

(l)
Invalidity.   Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Shareholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation; and the Corporation shall not be required to include in its proxy statement any successor or replacement nominee proposed by the applicable Eligible Shareholder or any other Eligible Shareholder if:

(i)
the Shareholder Nominee, the applicable Eligible Shareholder, applicable beneficial owner, if any on whose behalf the Shareholder Nominee is proposed shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 1.10, as determined by the Board of Directors or the person presiding at the meeting; or

(ii)
the Eligible Shareholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Section 1.10.

(m)
Interpretation.   The Board of Directors (and any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 1.10 and to make any and all determinations necessary or advisable to apply this Section 1.10 to any persons, facts, or circumstances, including the power to determine whether:

(i)
a person or group of persons qualifies as an Eligible Shareholder;

(ii)
outstanding shares of the Corporation’s capital stock are “owned” for purposes of meeting the ownership requirements of this Section 1.10;

(iii)
a notice complies with the requirements of this Section 1.10;

(iv)
a person satisfies the qualifications and requirements to be a Shareholder Nominee;

(v)
inclusion of the Required Information in the Corporation’s proxy statement is consistent with all applicable laws, rules, regulations, and listing standards; and

(vi)
any and all requirements of this Section 1.10 have been satisfied.

Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be conclusive and binding on all persons, including the Corporation and all record or beneficial owners of stock of the Corporation.

AMERISERV FINANCIAL, INC.
216 FRANKLIN STREET
P.O. BOX 430
JOHNSTOWN, PA 15907

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to AMERISERV FINANCIAL, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V54269-P16085 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

AMERISERV FINANCIAL, INC.

IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED IN FAVOR OF MATTERS NO. 1, NO. 2, NO. 3. AND NO. 4.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV54269-P16085Nominees:01) J. Michael Adams, Jr.02) Margaret A. O'Malley03) Mark E. Pasquerilla! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !! ! !AMERISERV FINANCIAL, INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.AMERISERV FINANCIAL, INC.216 FRANKLIN STREETP.O. BOX 430JOHNSTOWN, PA 15907IN ABSENCE OF A CONTRARY DIRECTION, THE SHARESREPRESENTED BY THIS PROXY SHALL BE VOTED IN FAVOR OFMATTERS NO. 1, NO. 2, NO. 3. AND NO. 4.1. Election of Class II directors for Terms Expiring in 2027The Board of Directors recommends you vote FOR thefollowing:The Board of Directors recommends you vote FOR Matter Nos. 2, 3 and 4.2. The approval and adoption of an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate the ability to exercise cumulativevoting in director elections (the “Articles Amendment”).3. An advisory vote to approve the compensation of the named executive officers of the Company.4. The ratification of the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the fiscal year endingDecember 31, 2024.Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney,executor, administrator, trustee or guardian, etc., you should indicate your full title. If stockis in joint names each joint owner should sign.To specify a method of cumulative voting, mark the box to the right, and write thenumber of shares you wish to vote in favor of each nominee on the line indicated on thereverse side. Each shareholder will have an aggregate number of votes in the electionof directors equal to three (the number of persons nominated for election as directors)multiplied by the number of shares of Common Stock held by such shareholder on theRecord Date. The resulting aggregate number of votes may be cast by the shareholderfor the election of any single nominee, or the shareholder may distribute such votesamong any number or all of the nominees. In order to exercise cumulative voting, thevoting shareholder must complete the proxy card and indicate cumulative voting inaccordance with the instructions included on the proxy card. Please do not mark thebox unless you want to exercise cumulative voting.Please sign, date and return your proxy card promptly in the enclosed addressed envelope.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.!SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the meeting date. Haveyour proxy card in hand when you access the web site and follow the instructions toobtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ASRV2024You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to AMERISERV FINANCIAL, INC., c/o Broadridge, 51 MercedesWay, Edgewood, NY 11717.If you vote over the Internet, please do not mail your card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V54270-P16085 PROXY CARD AMERISERV FINANCIAL, INC. 2024 ANNUAL MEETING OF SHAREHOLDERS The undersigned shareholder(s) of AMERISERV FINANCIAL, INC., Johnstown, Pennsylvania do(es) hereby appoint Michael D. Lynch, and David A. Finni, or any one of them, my (our) attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of said Company standing in my (our) name(s) on its books on July 18, 2024, at the Annual Meeting of its Shareholders to be held virtually on Tuesday, August 20, 2024, at 1:30 PM Eastern Time, or any adjournment(s) thereof, as follows on the reverse side. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE COMPANY'S NOMINEES ON MATTER NO. 1, “FOR” MATTER NO. 2, ”FOR” MATTER NO. 3 AND “FOR” MATTER NO. 4, USING THE PROXY CARD. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION ON EACH MATTER (OR, IN THE DIRECTION OF THE PROXYHOLDERS, THE SHARES MAY BE VOTED CUMULATIVELY). FOR ANY OTHER MATTER AS MAY BE PROPERLY RAISED AT THE ANNUAL MEETING, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION TO THE EXTENT PERMITTED BY RULE 14a-4(c). This will ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof. Said attorney(s) is (are) authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Shareholders of said Company. CONTINUED AND TO BE SIGNED ON REVERSE SIDE Your vote is important. Please vote immediately. CUMULATE ___________________________________________________________________________________________________________________________________________________________________________________________________ (If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)